THE LIPPER FUNDS(SM)
-------------------------------------------------------------------------------
                                          LIPPER HIGH INCOME BOND FUND(SM)

                                                            ANNUAL REPORT

                                                            JUNE 30, 2000

                        TABLE OF CONTENTS


            Shareholder's Letter ............................  1


            Performance .....................................  3


            Portfolio of Investments ........................  4


            Statement of Assets and Liabilities .............  9


            Statement of Operations ......................... 10


            Statement of Changes in Net Assets .............. 11


            Financial Highlights ............................ 12


            Notes to Financial Statements ................... 15


            Report of Independent Accountants ............... 18

THE LIPPER FUNDS(SM)                                               ANNUAL REPORT
LIPPER HIGH INCOME BOND FUND(SM)                               DECEMBER 31, 2000

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper High Income Bond Fund for the period ended December 31, 2000. The Lipper High Income Bond Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper Prime Europe Equity Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper High Income Bond Fund for the year ended December 31, 2000.

     Concerns regarding a slowdown in economic growth and corporate earnings wreaked havoc in the equity and fixed income markets during the second half of 2000. Contrary to 1999, the Nasdaq Composite Index returned -39.2% during 2000 (wiping out the vast majority of 1999's gains), the S&P 500 Index returned -9.1% for the year and the Dow Jones Industrial Average returned -4.7% for the year. Although the U.S. Treasury market performed well during the year, most of its positive performance was attributable to technicals associated with the U.S. government reducing its outstanding debt. High yield bonds faced an extremely challenging period during 2000, as the economic slowdown raised fears about corporate earnings and credit issues. This, in turn, encouraged investors to sell, putting negative pressure on the high yield market overall and sending yields to double-digit levels.

     As of December 31, 2000, the 326 high yield mutual funds tracked by Morningstar, Inc. generated an average return of -9.12% for the year-to-date period. Despite this abysmal performance, the Lipper High Income Bond Fund performed extremely well on a relative basis. For the year, the Fund's Premier Shares generated a net return of 4.81%, outperforming its peer group by 13.9% and its benchmark Lehman Brothers BB Intermediate Bond Index by 1.1%. This return ranked the Fund's Premier Shares in the top 3% of the 307 high yield funds tracked by Morningstar, Inc. for the year-to-date period. For the three-year period ending December 31, 2000, the Fund's Premier Shares ranked in the top 2% of the 219 funds tracked by Morningstar, Inc.* Although we expect more attractive returns down the road, the Lipper High Income Bond Fund performed very well given the difficult market conditions present in 2000 and the preceding two years.

WHY INVEST IN HIGH YIELD BONDS

     As of year-end, high yield bonds in general were yielding 15.0% and BB-rated bonds in particular were yielding 9.9%. The spread of high yield bonds over comparable U.S. Treasuries was 959 basis points (81% higher than the historical average between January 1987 and December 2000) and the spread of BB-rated bonds was 483 basis points (46% higher than the historical average between January 1987 and December 2000). These numbers are astounding considering that the vast majority of high yield bonds continue to pay their coupon every month and repay their principal value upon maturity. Although default rates have in fact increased over the past two years, defaults have not been widespread. Rather, defaults and perceived risks continue to be clustered in certain sectors of the high yield market. For example, in 1999, healthcare and energy credits were negatively impacted. In 2000, telecom and retail issues experienced a large number of defaults. Particularly, early stage companies that raised hundreds of millions of dollars without any real evidence that they would ever make money have been a primary source of defaults. Yet, all high yield issues have experienced the pain, with high yield bond spreads widening across the board. Considering that Lipper & Company focuses primarily on the upper tier of the high yield universe, invests exclusively in cash-pay bonds and avoids issuers that do not generate sufficient cash flow to cover fixed charges, including debt service and capital expenditures, Lipper has avoided all of the high yield disasters to date. IN FACT, LIPPER HAS NEVER EXPERIENCED A DEFAULT WITH RESPECT TO ANY HOLDING. Lipper performs extensive credit analysis prior to purchasing each bond and actively monitors each credit in the portfolio, paying particular attention to industry trends, issues facing competitors and underlying fundamentals such as margins, cash flow, coverage ratios and leverage. Over time, this discipline has proven extremely successful and differentiated Lipper & Company from other high yield managers.

     Not only are high yield bonds offering double-digit yields, but considering that the majority of high yield bonds are trading below par value, these bonds also offer investors potential capital appreciation as the market strengthens or as bonds approach maturity. As of December 31, 2000, the securities in the Lipper High Income Bond Fund had an average price of 95 and an average maturity of 5.4 years. This means that approximately 20% of the portfolio will mature in 2001 and each succeeding year, with each maturing issue repaying its full par value. As a result, all investors in the Fund should benefit as issues approach maturity and prices return to par. In addition, as investors at large recognize the tremendous value currently offered by high yield bonds, we expect capital to return to this asset class, strengthening the high yield market overall and benefiting investors in the Lipper High Income Bond Fund.

     On an absolute basis, high yield bonds are attractive, but relative to the stock market, which is posting its worst performance in more than two decades, high yield bonds are extremely attractive. During the second half of 2000, concerns regarding a slowdown in economic growth and corporate earnings caused a downward spiral in the equity markets. High yield bond performance may not have been stellar in 2000, but relative to alternative investment vehicles, the positive performance posted by the Lipper High Income Bond Fund was very attractive.

CONCLUSION

     Although the high yield market has experienced an extremely challenging three-year period, we expect 2001 to be a strong year for high yield bonds. What will cause the shift? We believe the Federal Reserve will be the catalyst. With the half-percentage point interest rate cut of January 3, 2001, Federal Reserve policy-makers sent a clear message that they are willing to act aggressively to stem the economic slowdown. This should cause high yield bonds to rally and spreads to tighten. In the event that the U.S. economy continues to slow, we expect the Fed to ease rates even further, causing a greater tightening of spreads. Regardless of the occurrence, we expect high yield bonds to rally in 2001.

     Historically, high yield bond spreads have narrowed precipitously after surpassing the 800 bps level, resulting in extremely attractive returns. After month-end spreads exceeded 800 bps for the first time in 1990, total cumulative returns were 17.17% during the following 13 months, 19.96% during the following three years (on an annualized basis) and 14.97% during the following five years (on an annualized basis). Considering that spreads are at historically high levels, spreads are disproportionately wide relative to current default rates and economic indicators continue to support a slowdown in the U.S. economy, suggesting a strong probability of additional interest rate cuts in the future, we expect high yield bonds to be a strong performer in 2001.

     Throughout the past three years, Lipper & Company has consistently outperformed its benchmark index as well as its peer group. By focusing on the upper tier of the high yield universe, maintaining a relatively short duration, investing exclusively in cash-pay bonds and avoiding companies that do not generate sufficient cash flow to cover their fixed charges, the Fund has performed better than most during an extremely difficult period. Considering that the average yield to maturity of the Fund is 10.4%, most bonds are trading below par value (offering investors potential capital gains), and Lipper continues to collect the coupon on its underlying holdings, we believe the current situation presents enormous upside potential for high yield bond investors.

     We hope you find the enclosed report informative. We appreciate your participation in the Lipper High Income Bond Fund.


                                         Sincerely,


                                      /s/ Kenneth Lipper
                                      ------------------
                                          KENNETH LIPPER
                                          President and Chairman of the Board

-----------------
* Total returns include the reinvestment of income and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Fee waivers and reimbursements have been in effect for the Fund since April 1, 1996, without which total returns would have been lower. The Morningstar, Inc. ranking is based upon total return and compares the Lipper High Income Bond Fund Premier Shares with all funds in the same Morningstar category. This ranking may change monthly and compares a fund's 12-month or average annual three-year total return, as applicable, to the total return generated by other funds in the same Morningstar category for the same period. Past performance is no guarantee of future results.

                  LIPPER HIGH INCOME BOND FUND(SM) PERFORMANCE

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                       SINCE
                                                  1 YEAR     5 YEAR  INCEPTION*
--------------------------------------------------------------------------------
     PREMIER SHARES                                4.81%      6.91%    8.27%
--------------------------------------------------------------------------------
     RETAIL SHARES                                 4.08%      6.55%    8.06%
--------------------------------------------------------------------------------
     GROUP RETIREMENT PLAN SHARES                  4.21%      6.57%    8.07%
--------------------------------------------------------------------------------


                  LIPPER HIGH INCOME BOND FUND--PREMIER SHARES*

     Growth of $10,000 invested in the Fund's Premier Shares vs. the Lehman Brothers BB Intermediate Bond Index**

                                 [GRAPH OMITTED]

                                                                        12/31/00
                                                                        --------
Lipper High Income Bond Fund Premier Shares ..........................    20,308
Lehman Brothers BB Intermediate Bond Index ...........................    20,515


     * Past performance is no guarantee of future results. The net asset value and investment return of the Lipper High Income Bond Fund (the "Fund") will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The performance information presented reflects the performance of the Fund's predecessor partnership for the period February 1, 1992 (commencement of the predecessor partnership's operations) through March 31, 1996. On April 1, 1996, the assets of the Fund's predecessor partnership were exchanged for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940 (the "Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The Fund invests primarily in high yield bonds, which entail greater risks than in investment grade bonds, such as reduced liquidity and the possibility of default. The minimum investment for Premier Shares is $1,000,000.

     The Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares reflects the performance of the Fund's predecessor partnership for the period February 1, 1992 through March 31, 1996 and the Fund's Premier Shares for the period April 1, 1996 through April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares.

     ** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Lehman Brothers BB Intermediate Bond Index (the "Index") for the period February 1, 1992 (commencement of the Fund's predecessor partnership's operations) through December 31, 2000. The Index is an unmanaged index comprised of BB-rated bonds with maturities of less than ten years. The Index (the "Index") does not reflect fees or expenses required to be reflected in the Fund's returns, and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to include the reinvestment of dividends. One cannot invest directly in the Index.

                                  LIPPER HIGH INCOME BOND FUND(SM)
                                      PORTFOLIO OF INVESTMENTS
                                          DECEMBER 31, 2000



                                                              FACE AMOUNT      VALUE
                                                              -----------   -----------
CORPORATE BONDS (82.2%)

ADVERTISING & BROADCASTING (4.5%)
    Lamar Media Corp. 9.625%, 12/01/06 .....................   $1,000,000   $1,025,000
    Outdoor Systems, Inc. 9.375%, 10/15/06 .................    1,000,000    1,046,250
    Salem Communicatins Corporation Series B 9.50%, 10/01/07      750,000      708,750
  * XM Satellite Radio Holdings Inc. 14.00%, 03/15/10 ......      625,000      346,875
                                                                            ----------
                                                                     --     $3,126,875
                                                                            ----------


AEROSPACE/DEFENSE (2.1%)
    BE Aerospace Series B 8.00%, 03/01/08 ..................   $  750,000   $  701,250
    Sequa Corporation 9.00%, 08/01/09 ......................      625,000      623,437
    Sequa Corporation 10.00%, 05/14/01 .....................      125,000      126,094
                                                                            ----------
                                                                           $1,450,781
                                                                            ----------

AUTO MANUFACTURING & RELATED (2.6%)
    Lear Corporation Series B 7.96%, 05/15/05 ..............   $  500,000   $  474,830
    Lear Seating Corporation 8.25%, 02/01/02 ...............      500,000      492,500
    Navistar International Corporation 8.00%, 02/01/08 .....      500,000      367,500
    Oshkosh Truck Corporation 8.75%, 03/01/08 ..............      500,000      482,500
                                                                            ----------
                                                                            $1,817,330
                                                                            ----------

BEVERAGES & BOTTLING (1.4%)
    Canandaigua Wine Company, Inc. 8.75%, 12/15/03 .........   $1,000,000   $  985,000
                                                                            ----------

CABLE - DISTRIBUTED ENTERTAINMENT (4.3%)
    Adelphia Communications Corporation 7.50%, 01/15/04 ....   $  750,000   $  671,250
    Charter Communications Holdings, LLC 8.25%, 04/01/07 ...      500,000      460,000
    CSC Holdings, Inc. 9.25%, 11/01/05 .....................    1,000,000    1,017,500
    Fox/Liberty Networks, LLC 8.875%, 08/15/07 .............      875,000      872,813
                                                                            ----------
                                                                            $3,021,563
                                                                            ----------

CAPITAL GOODS, EQUIPMENT & OTHER MANUFACTURING (3.9%)
    Actuant Financial Corp. 13.00%, 05/01/09 ...............   $  750,000   $  701,250
    Columbus McKinnon Corporation 8.50%, 04/01/08 ..........      500,000      397,500
    Flowserve Corporation 12.25%, 08/15/10 .................      750,000      761,250
    IDEX Corporation 6.875%, 02/15/08 ......................      875,000      830,716
                                                                            ----------
                                                                            $2,690,716
                                                                            ----------


    The accompanying notes are an integral part of the financial statements.


                                  LIPPER HIGH INCOME BOND FUND(SM)
                                PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                          DECEMBER 31, 2000



                                                                          FACE AMOUNT       VALUE
                                                                          -----------     ----------
CHEMICALS (3.4%)
    Georgia Gulf Corporation 7.625%, 11/15/05 ......................      $1,000,000      $  943,020
    Huntsman ICI Chemicals LLC 10.125%, 07/01/09 ...................         750,000         723,750
    Lyondell Chemical Company 9.625%, 05/01/07 .....................         750,000         731,250
                                                                                          ----------
                                                                                          $2,398,020
                                                                                          ----------
COMMERCIAL SERVICES (1.1%)
    Iron Mountain Incorporated 8.75%, 09/30/09 .....................      $  750,000      $  740,625
                                                                                          ----------

CONSUMER PRODUCTS (3.2%)
    Jostens, Inc. 12.75%, 05/01/10 .................................      $  500,000      $  470,000
   *The Scotts Company 8.625%, 01/15/09 ............................         750,000         716,250
    The Selmer Company, Inc. 11.00%, 05/15/05 ......................       1,000,000       1,015,000
                                                                                          ----------
                                                                                          $2,201,250
                                                                                          ----------

ELECTRIC UTILITIES & POWER (4.4%)
    Calpine Corporation 7.625%, 04/15/06 ...........................      $  500,000      $  500,905
    CMS Energy Corporation 6.75%, 01/15/04 .........................         500,000         473,290
    Congentrix Energy, Inc. 8.10%, 03/15/04 ........................       1,000,000       1,005,790
    The AES Corporation 8.75%, 12/15/02 ............................         500,000         501,875
    The AES Corporation 8.375%, 08/15/07 ...........................         625,000         603,125
                                                                                          ----------
                                                                                          $3,084,985
                                                                                          ----------

ELECTRICAL EQUIPMENT (2.2%)
    Ametek, Inc. 7.20%, 07/15/08 ...................................      $  875,000      $  832,379
    Amphenol Corporation 9.875%, 05/15/07 ..........................         670,000         683,400
                                                                                          ----------
                                                                                          $1,515,779
                                                                                          ----------

ENERGY (6.6%)
    Ferrellgas Partners, L.P. Series B 9.375%, 06/15/06 ............      $  875,000      $  818,125
    Gulf Canada Resources Limited 9.25%, 01/15/04 ..................         875,000         907,261
    Nuevo Energy Company Series B 9.50%, 06/01/08 ..................         825,000         833,250
    Seagull Energy Corporation 8.625%, 08/01/05 ....................       1,000,000       1,026,370
    Vintage Petroleum, Inc. 9.00%, 12/15/05 ........................       1,000,000       1,022,500
                                                                                          ----------
                                                                                          $4,607,506
                                                                                          ----------

ENTERTAINMENT (2.3%)
    Park Place Entertainment Corporation 7.875%, 12/15/05 ..........      $  625,000      $  615,625
    Premier Parks Inc. 9.25%, 04/01/06 .............................         500,000         478,750
    Six Flags Entertainment Corporation 8.875%, 04/01/06 ...........         500,000         475,000
                                                                                          ----------
                                                                                          $1,569,375
                                                                                          ----------

ENVIRONMENTAL SERVICES (1.2%)
    Allied Waste North America, Inc. Series B 7.375%, 01/01/04 .....      $  500,000      $  487,500
    Allied Waste North America, Inc. Series B 7.625%, 01/01/06 .....         375,000         358,125
                                                                                          ----------
                                                                                          $  845,625
                                                                                          ----------


              The accompanying notes are an integral part of the financial statements.


                                  LIPPER HIGH INCOME BOND FUND(SM)
                                PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                          DECEMBER 31, 2000



                                                                         FACE AMOUNT         VALUE
                                                                         -----------      -----------
FINANCIAL INSTITUTIONS (1.3%)
    Navistar Financial Corporation Series B 9.00%, 06/01/02 ......       $  375,000       $  346,875
    RBF Finance Co. 11.375%, 03/15/09 ............................          500,000          580,000
                                                                                          ----------
                                                                                          $  926,875
                                                                                          ----------

FOOD & FOOD SERVICES (3.0%)
    Keebler Corporation 10.75%, 07/01/06 .........................       $1,030,000       $1,094,375
    SC International Services, Inc. Series B 9.25%, 09/01/07 .....        1,000,000          985,000
                                                                                          ----------
                                                                                          $2,079,375
                                                                                          ----------

HEALTHCARE SERVICES & RELATED (5.1%)
    Columbia / HCA Healthcare Corporation 6.91%, 06/15/05 ........       $  875,000       $  854,831
    Fisher Scientific International Inc. 7.125%, 12/15/05 ........          750,000          678,750
    Quorum Health Group, Inc. 8.75%, 11/01/05 ....................        1,000,000        1,005,000
    Tenet Healthcare Corporation 8.625%, 01/15/07 ................        1,000,000        1,032,500
                                                                                          ----------
                                                                                          $3,571,081
                                                                                          ----------

HOMEBUILDING & BUILDING MATERIALS (4.2%)
    D.R. Horton, Inc. 8.375%, 06/15/04 ...........................       $  625,000       $  603,125
    Dayton Superior Corporation 13.00%, 06/15/09 .................          500,000          477,500
    Kaufman and Broad Home Corporation 9.375%, 05/01/03 ..........          750,000          748,125
    Nortek, Inc. 9.875%, 03/01/04 ................................          675,000          632,813
    NVR, Inc. 8.00%, 06/01/05 ....................................          500,000          487,500
                                                                                          ----------
                                                                                          $2,949,063
                                                                                          ----------

HOTELS (1.2%)
    HMH Properties Inc. Series A 7.875%, 08/01/05 ................       $  875,000       $  844,375
                                                                                          ----------

METALS (2.7%)
    AK Steel Corporation 9.125%, 12/15/06 ........................       $1,000,000       $  960,000
    Ryerson Tull, Inc. 9.125%, 07/15/06 ..........................          500,000          430,000
    Ryerson Tull, Inc. 8.50%, 07/15/01 ...........................          500,000          470,000
                                                                                          ----------
                                                                                          $1,860,000
                                                                                          ----------

OILFIELD SERVICES (3.6%)
    Pride Petroleum Services, Inc. 9.375%, 05/01/07 ..............       $1,000,000       $1,035,000
    Tuboscope Inc. 7.50%, 02/15/08 ...............................          750,000          717,645
    Veritas DGC Inc. 9.75%, 10/15/03 .............................          750,000          765,000
                                                                                          ----------
                                                                                          $2,517,645
                                                                                          ----------

PACKAGING (1.3%)
    Ball Corporation 7.75%, 08/01/06 .............................       $  500,000       $  490,000
    Crown Cork & Seal Company, Inc. 7.125%, 09/01/02 .............          625,000          384,375
                                                                                          ----------
                                                                                          $  874,375
                                                                                          ----------


              The accompanying notes are an integral part of the financial statements.

                                  LIPPER HIGH INCOME BOND FUND(SM)
                                PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                          DECEMBER 31, 2000



                                                                        FACE AMOUNT          VALUE
                                                                        -----------          -----
PAPER & FOREST PRODUCTS (6.7%)
    Boise Cascade Corporation 9.85%, 06/15/02 ....................      $ 1,000,000      $ 1,020,370
    Buckeye Cellulose Corporation 8.50%, 12/15/05 ................          875,000          835,625
    Container Corporation of America Series A 11.25%, 05/01/04 ...        1,000,000        1,015,000
    Packaging Corp. of America 9.625%, 04/01/09 ..................          750,000          778,125
    Tembec Finance Corporation 9.875%, 09/30/05 ..................        1,000,000        1,025,000
                                                                                          ----------
                                                                                         $ 4,674,120
                                                                                          ----------

PRINTING (0.7%)
    World Color Press, Inc. 7.75%, 02/15/09 ......................      $   500,000      $   493,485
                                                                                          ----------
PUBLISHING (1.8%)
    Hollinger International Inc. 9.25%, 02/01/06 .................      $   750,000      $   742,500
    K-III Communications Corporation 10.25%, 06/01/04 ............          500,000          502,500
                                                                                          ----------
                                                                                         $ 1,245,000
                                                                                          ----------

RETAILERS (1.5%)
    The Southland Corp. 5.00%, 12/15/03 ..........................      $   750,000      $   645,938
    The Southland Corp. Series A 4.50%, 06/15/04 .................          500,000          418,125
                                                                                          ----------
                                                                                         $ 1,064,063
                                                                                          ----------

TELECOMMUNICATIONS (0.6%)
    KPNQwest B.V.  8.125%, 06/01/09 ..............................      $   500,000      $   442,500
                                                                                          ----------
TELECOMMUNICATIONS (WIRELESS) (2.6%)
    Crown Castle International Corp. 10.75%, 08/01/11 ............      $   500,000      $   521,250
    Rogers Cantel Inc. 8.80%, 10/01/07 ...........................          775,000          778,875
    Voicestream Wireless Corporation 10.375%, 11/15/09 ...........          500,000          540,000
                                                                                          ----------
                                                                                         $ 1,840,125
                                                                                          ----------

TEXTILE/APPAREL MANUFACTURING (1.7%)
    Interface, Inc. 7.30%, 04/01/08 ..............................      $   750,000      $   671,250
    Levi Strauss & Co. 6.80%, 11/01/03 ...........................          625,000          528,125
                                                                                          ----------
                                                                                         $ 1,199,375
                                                                                          ----------

TRANSPORTATION (1.0%)
    Sea Containers Ltd. 9.50%, 07/01/03 ..........................      $   875,000      $   708,750
                                                                                          ----------
TOTAL CORPORATE BONDS (COST $58,401,758) .........................                       $57,345,637
                                                                                          ----------

              The accompanying notes are an integral part of the financial statements

                                  LIPPER HIGH INCOME BOND FUND(SM)
                               PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                         DECEMBER 31, 2000



                                                                         FACE AMOUNT        VALUE
                                                                         -----------     -----------
CONVERTIBLE BONDS (7.5%)

AUTO MANUFACTURING & RELATED (0.4%)
    Tower Automotive, Inc. 5.00%, 08/01/04 .........................     $   375,000     $   264,281
                                                                                          ----------
HEALTHCARE SERVICES & RELATED (3.7%)
    HEALTHSOUTH Corporation 3.25%, 04/01/03 ........................     $ 1,000,000     $   884,500
    Omnicare, Inc. 5.00%, 12/01/07 .................................       1,000,000         819,020
    Sunrise Assisted Living, Inc. 5.50%, 06/15/02 ..................       1,000,000         895,310
                                                                                          ----------
                                                                                         $ 2,598,830
                                                                                          ----------
HOTELS (1.2%)
    Hilton Hotels Corporation 5.00%, 05/15/06 ......................     $ 1,000,000     $   855,000
                                                                                          ----------
PRINTING (0.5%)
    Mail-Well Inc. 5.00%, 11/01/02 .................................     $   500,000     $   374,770
                                                                                          ----------
TECHNOLOGY (0.6%)
    Amkor Technology, Inc. 5.00%, 03/15/07 .........................     $   625,000     $   419,850
                                                                                          ----------
TELECOMMUNICATIONS (WIRELESS) (1.1%)
    Nextel Communications, Inc. 5.25%, 01/15/10 ....................     $ 1,000,000     $   737,720
                                                                                          ----------
TOTAL CONVERTIBLE BONDS (COST $5,279,315) ..........................                     $ 5,250,451
                                                                                          ----------
SHORT-TERM INVESTMENT (8.6%)

REPURCHASE AGREEMENT (8.6%)
    Chase Securities, Inc., 5.60%, dated 12/29/00, due 01/02/01, to be repurchased at $5,981,720, collateralized by $7,105,000,
    U.S. Treasury Bonds, 7.50%, due 11/15/16, valued at $8,650,338
    (COST $5,978,000) ..............................................     $ 5,978,000     $ 5,978,000
                                                                                          ----------
TOTAL INVESTMENTS (98.3%) (COST $69,659,073) .......................                     $68,574,088
OTHER ASSETS AND LIABILITIES (1.7%) ................................                       1,224,710
                                                                                          ----------
TOTAL NET ASSETS (100%) ............................................                     $69,798,798
                                                                                         ===========

------------
* 144A security. Certain conditions for public sale may exist.



              The accompanying notes are an integral part of the financial statements.


                                  LIPPER HIGH INCOME BOND FUND(SM)
                                 STATEMENT OF ASSETS AND LIABILITIES
                                          DECEMBER 31, 2000



ASSETS:
  Investments, at value (Cost $69,659,073) ......................................      $ 68,574,088
  Cash ..........................................................................               193
  Interest Receivable ...........................................................         1,386,093
  Receivable for Fund Shares Sold ...............................................           102,083
  Deferred Organization Costs ...................................................             6,116
  Prepaid Assets ................................................................            11,979
                                                                                       ------------
        TOTAL ASSETS ............................................................      $ 70,080,552
                                                                                       ------------
LIABILITIES:
  Dividends Payable .............................................................      $    129,997
  Investment Advisory Fees Payable ..............................................            35,406
  Administrative Fees Payable ...................................................            21,709
  Distribution Fees Payable--Retail Shares ......................................            12,426
  Shareholder Servicing Fees Payable--Group Retirement Plan Shares ..............             9,709
  Directors' Fees Payable .......................................................             3,094
  Payable for Fund Shares Redeemed ..............................................             5,747
  Other Liabilities .............................................................            63,666
                                                                                       ------------
         TOTAL LIABILITIES ......................................................      $    281,754
                                                                                       ------------
NET ASSETS ......................................................................      $ 69,798,798
                                                                                       ============
NET ASSETS CONSIST OF:
  Paid in Captial ...............................................................      $ 77,599,902
  Accumulated Net Investment Loss ...............................................            (3,955)
  Accumulated Net Realized Loss .................................................        (6,712,164)
  Unrealized Depreciation on Investments ........................................        (1,084,985)
                                                                                       ------------
                                                                                       $ 69,798,798
                                                                                       ============
PREMIER SHARES:
  Net Assets ....................................................................      $ 60,268,644
  Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ....         6,773,709
  Net Asset Value, Offering and Redemption Price Per Share ......................      $       8.90
                                                                                       ============
RETAIL SHARES:
  Net Assets ....................................................................      $  5,890,884
  Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ....           665,729
  Net Asset Value, Offering and Redemption Price Per Share ......................      $       8.85
                                                                                       ============
GROUP RETIREMENT PLAN SHARES:
  Net Assets ....................................................................      $  3,639,270
  Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) ....           410,652
  Net Asset Value, Offering and Redemption Price Per Share ......................      $       8.86
                                                                                       ============




              The accompanying notes are an integral part of the financial statements.

                                  LIPPER HIGH INCOME BOND FUND(SM)
                                       STATEMENT OF OPERATIONS
                                    FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
  Interest ...................................................                          $ 6,955,072
                                                                                        -----------
EXPENSES:
  Investment Advisory Fees
    Basic  Fee ...............................................       $   572,133               --
    Less: Fee Waived .........................................          (139,968)       $   432,165
                                                                     -----------
  Administrative Fees ........................................                              169,560
  Registration and Filing Fees ...............................                               36,459
  Professional Fees ..........................................                               24,515
  Amortization of Organization Costs .........................                               18,110
  Distribution Fees--Retail Shares ...........................                               14,729
  Custodian Fees .............................................                               13,539
  Directors' Fees ............................................                               12,755
  Servicing Fees--Group Retirement Plan Shares ...............                                8,691
  Other Expenses .............................................                               58,769
                                                                                        -----------
    TOTAL EXPENSES ...........................................                          $   789,292
                                                                                        -----------
        NET INVESTMENT INCOME ................................                          $ 6,165,780
                                                                                        -----------
NET REALIZED LOSS FROM:
  Investments sold ...........................................                          $(3,618,690)
                                                                                        -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments ................................................                          $ 1,173,344
                                                                                        -----------
TOTAL NET REALIZED LOSS AND NET CHANGE IN
  UNREALIZED APPRECIATION/DEPRECIATION .......................                          $(2,445,346)
                                                                                        -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........                          $ 3,720,434
                                                                                        ===========


                   The accompanying notes are an integral part of the financial statements.




                                  LIPPER HIGH INCOME BOND FUND(SM)
                                 STATEMENT OF CHANGES IN NET ASSETS



                                                                     YEAR ENDED         YEAR ENDED
                                                                  DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Income ........................................     $  6,165,780      $  6,795,032
  Net Realized Loss ............................................       (3,618,690)       (1,020,788)
  Net Change in Unrealized Appreciation/Depreciation ...........        1,173,344        (2,113,011)
                                                                     ------------      ------------
    Net Increase in Net Assets Resulting from Operations .......     $  3,720,434      $  3,661,233
                                                                     ------------      ------------


DISTRIBUTIONS:
PREMIER SHARES:
    From Net Investment Income .................................     $ (5,446,468)     $ (5,890,520)

RETAIL SHARES:
    From Net Investment Income .................................         (472,343)         (518,850)

GROUP RETIREMENT PLAN SHARES:
    From Net Investment Income .................................         (276,950)         (398,342)
                                                                     ------------      ------------
      Total  Distributions .....................................     $ (6,195,761)     $ (6,807,712)
                                                                     ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTES G AND H):
PREMIER SHARES:
  Issued--Regular ..............................................     $ 20,615,815      $ 10,414,241
        --Distributions Reinvested .............................        4,019,004         4,727,285
  Redeemed .....................................................      (28,439,766)      (31,982,397)
                                                                     ------------      ------------
      Net Decrease in Premier Shares Transactions ..............     $ (3,804,947)     $(16,840,871)
                                                                     ------------      ------------
RETAIL SHARES:
  Issued--Regular ..............................................     $  2,084,678      $  4,256,820
        --Distributions Reinvested .............................          448,361           491,383
  Redeemed .....................................................       (2,579,735)       (4,232,591)
                                                                     ------------      ------------
      Net Increase (Decrease) in Retail Shares Transactions ....     $    (46,696)     $    515,612
                                                                     ------------      ------------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ..............................................     $    818,597      $  1,273,417
        --Distributions Reinvested .............................          277,741           388,408
                                                                     ------------      ------------
  Redeemed .....................................................         (865,948)       (2,421,558)
                                                                     ------------      ------------
      Net Increase (Decrease) in Group Retirement Plan Shares
          Transactions .........................................     $    230,390      $   (759,733)
                                                                     ------------      ------------
NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .....     $ (3,621,253)     $(17,084,992)
                                                                     ------------      ------------
  TOTAL DECREASE ...............................................     $ (6,096,580)     $(20,231,471)
                                                                     ------------      ------------
NET ASSETS:
  Beginning of Year ............................................     $ 75,895,378      $ 96,126,849
                                                                     ------------      ------------
  End of Year (A) ..............................................     $ 69,798,798      $ 75,895,378
                                                                     ============      ============
------------
(A) Includes undistributed net investment income (loss) ........     $     (3,955)     $      5,777
                                                                     ============      ============


                   The accompanying notes are an integral part of the financial statements.


                                                  LIPPER HIGH INCOME BOND FUND(SM)
                                                        FINANCIAL HIGHLIGHTS
                                                           PREMIER SHARES

                                                SELECTED PER SHARE DATA & RATIOS (3)
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         2000            1999          1998           1997           1996
                                                        FISCAL          FISCAL        FISCAL         FISCAL         FISCAL
                                                         YEAR            YEAR          YEAR           YEAR           YEAR*
                                                     -----------      ----------   ----------      ----------       --------
NET ASSET VALUE, BEGINNING OF PERIOD ............    $      9.22      $     9.57   $    10.11      $    10.18       $  10.00
                                                     -----------      ----------   ----------      ----------       --------

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income (1) ....................           0.75            0.74         0.84            0.91           0.68
   Net Realized and Unrealized Gain/(Loss)
      on Investments ............................          (0.33)          (0.35)       (0.48)           0.19           0.21
                                                     -----------      ----------   ----------      ----------       --------
         Total From Investment Operations .......           0.42            0.39         0.36            1.10           0.89
                                                     -----------      ----------   ----------      ----------       --------
DISTRIBUTIONS:
   Net Investment Income ........................          (0.74)          (0.74)       (0.86)          (0.91)         (0.68)
   In Excess of Net Investment Income ...........             --              --          --+             --             --
   Net Realized Gain ............................             --              --        (0.04)          (0.26)         (0.03)
                                                     -----------      ----------   ----------      ----------       --------
         Total Distributions ....................          (0.74)          (0.74)       (0.90)          (1.17)         (0.71)
                                                     -----------      ----------   ----------      ----------       --------
NET ASSET VALUE, END OF PERIOD ..................    $      8.90      $     9.22   $     9.57      $    10.11      $   10.18
                                                     ===========      ==========   ==========      ==========      =========
TOTAL RETURN (2) ................................           4.81%           4.20%        3.61%          11.22%          9.23%
                                                     ===========      ==========   ==========      ==========      =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ...............    $    60,269      $   66,163   $   85,662      $   85,151      $ 102,945
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ..................       1.00%           1.00%        1.00%           1.00%          1.00%**
    Net Investment Income to Average
      Net Assets ......................................     8.15%           7.72%        8.50%           8.58%          9.01%**
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ..................       1.18%           1.15%        1.15%           1.16%          1.27%**
    Net Investment Income to Average
      Net Assets ......................................     7.97%           7.56%        8.35%           8.42%          8.74%**
Portfolio Turnover Rate .........................             63%            103%         110%            105%            74%


----------------
 *   April 1, 1996 (commencement of Fund operations) through December 31, 1996.
**   Annualized
 +   Amount represents less than $0.01 per share.

(1)  Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                                 WAIVER/REIMBURSEMENT
        PERIOD                                                        (PER SHARE)
        ------                                                   --------------------
        January 1, 2000 through December 31, 2000 .............          $0.02
        January 1, 1999 through December 31, 1999 .............          $0.02
        January 1, 1998 through December 31, 1998 .............          $0.01
        January 1, 1997 through December 31, 1997 .............          $0.02
        April 1, 1996 through December 31, 1996 ...............          $0.02

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996 and the fiscal years 1997 through 2000. Total return for the period ended 1996 is not annualized.

(3)  The per share data shown does not reflect adjustments to undistributed net investment income due to book/tax differences.

                              The accompanying notes are an integral part of the financial statements.

                                                  LIPPER HIGH INCOME BOND FUND(SM)
                                                        FINANCIAL HIGHLIGHTS
                                                            RETAIL SHARES

                                                SELECTED PER SHARE DATA & RATIOS (3)
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                        2000            1999             1998             1997           1996
                                                       FISCAL          FISCAL           FISCAL           FISCAL         FISCAL
                                                        YEAR            YEAR             YEAR             YEAR           YEAR*
                                                     ---------        ---------        ---------        ---------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD ..........      $    9.21        $    9.57        $   10.11        $   10.18      $    9.91
                                                     ---------        ---------        ---------        ---------      ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (1) ...................           0.67             0.73             0.82             0.84           0.62
                                                     ---------        ---------        ---------        ---------      ---------
  Net Realized and Unrealized
    Gain/(Loss) on Investments ................          (0.31)           (0.37)           (0.49)            0.23           0.34
                                                     ---------        ---------        ---------        ---------      ---------
      Total From Investment Operations ........           0.36             0.36             0.33             1.07           0.96
                                                     ---------        ---------        ---------        ---------      ---------
DISTRIBUTIONS:
  Net Investment Income .......................          (0.72)           (0.72)           (0.83)           (0.88)         (0.66)
  In Excess of Net Investment Income ..........           --               --                --+             --             --
  Net Realized Gain ...........................           --               --              (0.04)           (0.26)         (0.03)
                                                     ---------        ---------        ---------        ---------      ---------
      Total Distributions .....................          (0.72)           (0.72)           (0.87)           (1.14)         (0.69)
                                                     ---------        ---------        ---------        ---------      ---------
NET ASSET VALUE, END OF PERIOD ................      $    8.85        $    9.21        $    9.57        $   10.11      $   10.18
                                                     =========        =========        =========        =========      =========
TOTAL RETURN (2) ..............................           4.08%            3.84%            3.36%           10.97%         10.04%
                                                     =========        =========        =========        =========      =========
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .............      $   5,891        $   6,187        $   5,950        $   4,697      $     845
Ratios After Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets ..............           1.25%            1.25%            1.25%            1.25%          1.25%**
  Net Investment Income to Average
    Net Assets ................................           7.35%            7.48%            8.12%            8.31%          8.95%**
Ratios Before Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets ..............           1.43%            1.40%            1.40%            1.41%          1.59%**
  Net Investment Income to Average
    Net Assets ................................           7.17%            7.32%            7.97%            8.15%          8.61%**
Portfolio Turnover Rate .......................             63%             103%             110%             105%            74%

----------------
 *   April 11, 1996 (initial offering of shares by the Fund) through December 31, 1996.
**   Annualized
 +   Amount represents less than $0.01 per share.

(1)  Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                                 WAIVER/REIMBURSEMENT
        PERIOD                                                        (PER SHARE)
        ------                                                   --------------------

        January 1, 2000 through December 31, 2000                        $0.01
        January 1, 1999 through December 31, 1999                        $0.02
        January 1, 1998 through December 31, 1998                        $0.01
        January 1, 1997 through December 31, 1997                        $0.02
        April 11, 1996 through December 31, 1996                         $0.02

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December
     31, 1996 and the fiscal years 1997 through 2000. Total return for the period ended 1996 is not annualized.

(3)  The per share data shown does not reflect adjustments to undistributed net investment income due to book/tax differences.



                      The accompanying notes are an integral part of the financial statements.


                                                  LIPPER HIGH INCOME BOND FUND(SM)
                                                        FINANCIAL HIGHLIGHTS
                                                       GROUP RETIREMENT SHARES

                                                SELECTED PER SHARE DATA & RATIOS (3)
                                           FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           2000           1999            1998            1997            1996
                                                          FISCAL         FISCAL          FISCAL          FISCAL          FISCAL
                                                           YEAR           YEAR            YEAR            YEAR            YEAR*
                                                       ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD .............     $    9.21       $    9.57       $   10.11       $   10.18       $    9.93
                                                       ---------       ---------       ---------       ---------       ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (1) ......................          0.69            0.72            0.80            0.85            0.62
  Net Realized and Unrealized
    Gain/(Loss) on Investments ...................         (0.32)          (0.36)          (0.47)           0.22            0.32
                                                       ---------       ---------       ---------       ---------       ---------
      Total From Investment Operations ...........          0.37            0.36            0.33            1.07            0.94
                                                       ---------       ---------       ---------       ---------       ---------
DISTRIBUTIONS:
  Net Investment Income ..........................         (0.72)          (0.72)          (0.83)          (0.88)          (0.66)
  In Excess of Net Investment Income .............          --              --               --+            --              --
  Net Realized Gain ..............................          --              --             (0.04)          (0.26)          (0.03)
                                                       ---------       ---------       ---------       ---------       ---------
      Total Distributions ........................         (0.72)          (0.72)          (0.87)          (1.14)          (0.69)
                                                       ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD ...................     $    8.86       $    9.21       $    9.57       $   10.11       $   10.18
                                                       =========       =========       =========       =========       =========
TOTAL RETURN (2) .................................          4.21%           3.84%           3.37%          10.96%           9.78%
                                                       =========       =========       =========       =========       =========
RATIOS AND SUPPLEMENTAL DATA:

Net Assets, End of Period (000's) ................     $   3,639       $   3,545       $   4,515       $   3,518       $   2,198
Ratios After Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets .................          1.25%           1.25%           1.25%           1.25%           1.25%**
  Net Investment Income to Average
    Net Assets ...................................          7.55%           7.49%           8.13%           8.32%           8.91%**
Ratios Before Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets .................          1.43%           1.40%           1.40%           1.41%           1.55%**
  Net Investment Income to Average
    Net Assets ...................................          7.37%           7.33%           7.98%           8.16%           8.61%**
Portfolio Turnover Rate ..........................            63%            103%            110%            105%             74%

----------------
 *   April 12, 1996 (initial offering of shares by the Fund) through December 31, 1996.
**   Annualized
 +   Amount represents less than $0.01 per share.

(1)  Voluntarily waived fees and reimbursed expenses affected the net investment income per share as follows:

                                                                 WAIVER/REIMBURSEMENT
        PERIOD                                                        (PER SHARE)
        ------                                                   ---------------------

        January 1, 2000 through December 31, 2000                        $0.02
        January 1, 1999 through December 31, 1999                        $0.02
        January 1, 1998 through December 31, 1998                        $0.01
        January 1, 1997 through December 31, 1997                        $0.02
        April 12, 1996 through December 31, 1996                         $0.02

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December
     31, 1996 and the fiscal years 1997 through 2000. Total return for the period ended 1996 is not annualized.

(3)  The per share data shown does not reflect adjustments to undistributed net investment income due to book/tax differences.

                      The accompanying notes are an integral part of the financial statements.

                        LIPPER HIGH INCOME BOND FUND(SM)
                         NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2000, the Company was comprised of three diversified portfolios: the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund, and the Lipper Prime Europe Equity Fund. These financial statements pertain to Lipper High Income Bond Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper High Income Bond Fund (the "Fund") was funded as a registered investment company on April 1, 1996 with a contribution of securities from a corresponding limited partnership (see Note G).

     The Lipper High Income Bond Fund seeks high total returns consistent with capital preservation by investing primarily in high yield securities with maturities of 10 years or less.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Fixed income securities are stated on the basis of valuations provided by brokers and/or a pricing service which uses information with respect to transactions in fixed income securities, quotations from dealers, market transactions in comparable securities and various relationships between securities in determining value. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

     Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period November 1, 2000 to December 31, 2000 the Fund incurred and elected to defer until January 2001 for U.S. Federal income tax purposes net capital losses of approximately $825,522. At December 31, 2000 the Fund had a capital loss carryforward of approximately $5,707,565 of which $1,440,232, $1,165,905, and $3,101,428 will expire on December 31, 2006, 2007, and 2008, respectively.

     At December 31, 2000 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                 NET
    COST            APPRECIATION        (DEPRECIATION)       DEPRECIATION
 -----------        ------------        --------------       ------------
 $69,838,149          $787,766           $(2,051,827)        $(1,264,061)


     3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which it lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     4. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income monthly. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on the ex-dividend date.

                        LIPPER HIGH INCOME BOND FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences between U.S. federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed or distributions in excess of net investment income (loss), undistributed realized net gain (loss) and paid in capital. Such adjustments are not included for the purpose of calculating the financial highlights.

     5. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     6. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. B. ADVISORY SERVICES:
Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.75% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                        GROUP RETIREMENT
                PREMIER SHARES        RETAIL SHARES        PLAN SHARES
                --------------        -------------     -----------------
                     1.00%                1.25%               1.25%


C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

                        LIPPER HIGH INCOME BOND FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

F. PURCHASES AND SALES: For the year ended December 31, 2000, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                PURCHASES                            SALES
               -----------                        -----------
               $43,627,318                        $53,303,440


     There were no long-term purchases or sales of U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (a "Partnership") for which Lipper & Company, L.P., an affiliate of the Adviser, acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer").

H. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                             YEAR ENDED           YEAR ENDED
                                         DECEMBER 31, 2000    DECEMBER 31,1999
                                         -----------------    ----------------
PREMIER SHARES:
  Issued--Regular ......................     2,276,475           1,093,926
          Distributions Reinvested .....       445,759             499,280
  Redeemed .............................    (3,127,845)         (3,360,531)
                                            ----------          ----------
      Net Decrease .....................      (405,611)         (1,767,325)
                                            ----------          ----------
RETAIL SHARES:
  Issued--Regular ......................       231,065             444,466
          Distributions Reinvested .....        49,797              51,985
  Redeemed .............................      (286,809)           (446,644)
                                            ----------          ----------
      Net Increase (Decrease) ..........        (5,947)             49,807
                                            ----------          ----------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ......................        90,268             134,102
          Distributions Reinvested .....        30,865              41,101
  Redeemed .............................       (95,431)           (262,245)
                                            ----------          ----------
      Net Increase (Decrease) ..........        25,702             (87,042)
                                            ----------          ----------

I. OTHER: At December 31, 2000, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:

                                                                    PERCENTAGE
                                            NUMBER OF               OWNERSHIP
                                           SHAREHOLDERS             OF CLASS
                                           ------------             --------
    Retail Shares                               1                     16.1%
    Group Retirement Shares                     3                     88.9%

     From time to time, the Fund may have a concentration of several shareholders which may include affiliates of The Lipper Funds, Inc. holding a significant percentage of shares outstanding.

     Transactions by shareholders having a significant ownership percentage of the Fund could have an impact on other shareholders of the Fund.

     The Fund currently invests in high yield lower grade debt. The market values of these higher yielding debt securities tend to be more sensitive to economic conditions and individual corporate developments than do higher rated securities.

     The Company has a $20 million line of credit with The Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

                      REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of the Lipper High Income Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper High Income Bond Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 2001

                 INVESTMENT ADVISER:         LIPPER & COMPANY, L.L.C.

                 ADMINISTRATOR AND           CHASE GLOBAL FUNDS
                 TRANSFER AGENT:             SERVICES COMPANY

                 DISTRIBUTOR:                LIPPER & COMPANY, L.P.

                 CUSTODIAN:                  THE CHASE MANHATTAN BANK

                 LEGAL COUNSEL:              SIMPSON THACHER & BARTLETT

                 INDEPENDENT ACCOUNTANTS:    PRICEWATERHOUSECOOPERS LLP

                 BOARD OF DIRECTORS:         KENNETH LIPPER
                                             -----------------------------------
                                             Chairman of the Board and President
                                               The Lipper Funds, Inc.
                                             Chairman of the Board, Chief
                                             Executive Officer and President
                                               Lipper & Company

                                             ABRAHAM BIDERMAN
                                             -----------------------------------
                                             Executive Vice President
                                             Secretary and Treasurer
                                               The Lipper Funds, Inc.
                                             Executive Vice President
                                               Lipper & Company

                                             STANLEY BREZENOFF
                                             -----------------------------------
                                             Chief Executive Officer
                                               Maimonides Medical Center

                                             MARTIN MALTZ
                                             -----------------------------------
                                             Principal Scientist
                                               Xerox Corporation

                                             IRWIN RUSSELL
                                             -----------------------------------
                                             Attorney
                                               Law Offices of Irwin E. Russell
                                             Director
                                               The Walt Disney Company

                 TICKER SYMBOLS:
                     Premier Shares:                 LHIBX
                     Retail Shares:                  LHIRX
                     Group Retirement Plan Shares:   LHIGX

                 For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com.

                 The Lipper High Income Bond Fund invests primarily in high yield bonds, which entail greater risks than investment grade bonds, such as reduced liquidity and the possibility of default. Please read the prospectus carefully before investing.

                 Lipper & Company. L.P., Distributor.
                 The Lipper Funds(SM) and Lipper High Income Bond FUND(SM) are not affiliated with Lipper Inc.

                 (C) 2001 Lipper & Company, Inc. All rights reserved. Lipper, Lipper & Company, The Lipper Funds and Lipper High Income Bond Fund are trademarks &/or service marks of Lipper &Company, Inc.

              THE LIPPER FUNDS(SM)

--------------------------------------------------------------------------------

                                                     LIPPER U.S. EQUITY FUND(SM)


                                                               ANNUAL REPORT


                                                           DECEMBER 31, 2000

                                TABLE OF CONTENTS


        Shareholder's Letter ......................................    1

        Performance ...............................................    3

        Portfolio of Investments ..................................    4

        Statement of Assets and Liabilities .......................    6

        Statement of Operations ...................................    7

        Statement of Changes in Net Assets ........................    8

        Financial Highlights ......................................    9

        Notes to Financial Statements .............................   12

        Report of Independent Accountants .........................   16

        Tax Information ...........................................   16

THE LIPPER FUNDS(SM)                                               ANNUAL REPORT
LIPPER U.S. EQUITY FUND(SM)                                    December 31, 2000


Dear Shareholder:

    We are pleased to present the Annual Report for the Lipper U.S. Equity Fund for the period ended December 31, 2000. The Lipper U.S. Equity Fund is one of three investment portfolios, together with the Lipper Prime Europe Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper U.S. Equity Fund for the year ended December 31, 2000.

    The fourth quarter of 2000 brought the long-awaited U.S. equities correction. With increasing signs of a slowing U.S. economy, numerous announcements that companies would miss analysts' growth estimates and uncertainty regarding the U.S. presidential election, the equity markets spiraled downward. During the quarter, the large capitalization market, as measured by the S&P 500 Index, declined 7.81%, and the small capitalization market, as measured by the Nasdaq Composite Index, declined 30.74%. This decline topped off an extremely volatile year, with the Nasdaq generating a total return of -39.2% for 2000, the S&P 500 Index returning -9.1% for the year and the Dow Jones Industrial Average returning -4.7% for the year. In fact, the decline in the Nasdaq wiped out the vast majority of 1999's gain. All in all, 2000 was a year that many hope to forget.

    Despite the challenging equity market conditions present in 2000, the Lipper U.S. Equity Fund performed extremely well. For the year, the Fund's Premier Shares generated a net return of 1.34%*, outperforming its benchmark S&P 500 Index by 10.44% and outperforming the -14.09% average return generated by the 863 large capitalization growth funds tracked by Morningstar, Inc. Although the Fund's return may not be stellar on an absolute basis, relative to other equity alternatives, the Fund performed extremely well.

    The first quarter of 2000 marked the apex of the technology euphoria, with the Nasdaq reaching an all time intraday high of 5132 on March 10, 2000 and the S&P 500 Index reaching 1553 on March 24, 2000. However, the markets went downhill from there. As economic indicators continued to suggest a slowdown in the U.S. economy, oil prices reached extremely high levels and fears regarding corporate earnings became a reality, the markets began to tumble. Telecom and technology stocks were hit particularly hard, given their relatively high price/earnings valuations. The heavily tech weighted Nasdaq declined 53.7% between March 10th and December 20, 2000. Due to the decline in market capitalization of the tech sector, the tech weighting in the S&P 500 Index dropped from 35.46% on March 10th to 23% by year-end. As investors gravitated toward more stable companies with predictable earnings streams, consumer staples, healthcare, finance, utilities and energy companies outperformed; while communications equipment and services, auto, entertainment, money center banks and brokerage companies underperformed.

    During the third quarter, the Lipper U.S. Equity Fund commenced a transition to a more diversified portfolio. This transition was completed by year-end, increasing the number of securities comprising the portfolio and modifying the portfolio's sector allocations to more closely resemble that of the S&P 500 Index. As a defensive measure, the Fund overweighted the consumer staples, finance and healthcare sectors and underweighted the technology sector. This decision proved fruitful, as the tech sector declined dramatically in the fourth quarter of 2000. Specifically, holdings in Wal-Mart, Coca Cola, Colgate Palmolive, Estee Lauder, Exxon Mobil, Federal Home Loan Mortgage, Washington Mutual, Amgen, Eli Lilly Schering Plough and Pfizer all contributed to the Fund's positive performance. Compared to the S&P/BARRA Growth Index, a capitalization-weighted index comprised of all the stocks in the S&P 500 Index that have high price-to-book ratios, the Fund's Premier Shares outperformed by 23.4%.

    Looking forward to 2001, we do not expect a sustained rally in U.S. equities early in the year. With economic indicators continuing to point to a slowdown in the U.S. economy and consumer confidence plunging 9% in December (attributable in part to the evaporation of stock market wealth), we expect investors to be extremely cautious in 2001. Therefore, we will continue to focus on growth stocks selling at a "reasonable price." Considering that many tech stocks are still trading at P/Es of 100 plus, we expect to invest very selectively in this sector. Particularly, the Fund will continue to target stable companies with predictable earnings growth rates. On the bright side, Federal Reserve policy-makers cut the Federal funds rate by fifty basis points in a surprise move on January 3, 2001, sending a message that the Fed is willing to act aggressively to thwart off a recession. Although we believe the interest rate cut relieved the fear of an imminent recession, we suspect that investors will be paying very close attention to fourth quarter earnings announcements and future economic indicators. We at Lipper & Company remain dedicated to achieving superior long-term results while focusing on capital preservation. Therefore, we will continue to look for attractively priced stocks with strong long-term growth potential.

    We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.


                                             Sincerely,


                                             KENNETH LIPPER
                                             President and Chairman of the Board

----------

* Total returns include the reinvestment of income, dividends and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Fee waivers and reimbursements have been in effect for the Fund since January 2, 1996, without which total returns would have been lower. Past performance is no guarantee of future results.

                     LIPPER U.S. EQUITY FUND(SM) PERFORMANCE

        ----------------------------------------------------------------
                       Average Annual Total Returns*
                    for Periods Ended December 31, 2000
        ----------------------------------------------------------------
                                               1 Year   Since Inception*
        ----------------------------------------------------------------
        Premier Shares                          1.34%       12.14%
        ----------------------------------------------------------------
        Retail Shares                           1.12%       11.91%
        ----------------------------------------------------------------
        Group Retirement Plan Shares            1.12%       11.90%
        ----------------------------------------------------------------



                  LIPPER U.S. EQUITY FUND(SM)--PREMIER SHARES*

           Growth of $10,000 Invested in the Fund's Premier Shares vs.
                         Standard & Poor's 500 Index**

                                     [CHART]


                                                              12/31/00
                                                              --------
          Lipper U.S. Equity Fund Premier Shares ...........  $17,731
          S&P 500 Index ....................................  $23,228

----------

 * Past performance is no guarantee of future results. The net asset value and investment return of the Lipper U.S. Equity Fund (the "Fund") will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The Fund's Premier Shares were introduced on January 2, 1996 and the Retail and Group Retirement Plan Shares were introduced on January 4, 1996. Performance for the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares. Fee waivers and reimbursements were in effect for the Fund since inception, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. The minimum investment for Premier Shares is $1,000,000.

** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Standard & Poor's 500 Index (the "Index") for the period January 2, 1996 (commencement of the Fund's operations) through December 31, 2000. The Index is an unmanaged index comprised of 400 industrial,40 financial, 40 utilities and 20 transportation stocks. The Index does not reflect fees or expenses required to be reflected in the Fund's returns and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to reflect the reinvestment of dividends. One cannot invest directly in the Index.

                           LIPPER U.S. EQUITY FUND(SM)

                            PORTFOLIO OF INVESTMENTS
                                December 31, 2000


                                                            Shares      Value
                                                            ------   -----------
COMMON STOCKS (86.3%)

BASIC MATERIALS (1.7%)
   E.I. du Pont de Nemours and Company .................     5,000   $   241,562
   International Paper Company .........................     4,200       171,412
                                                                     -----------
                                                                     $   412,974
                                                                     -----------
CAPITAL GOODS (7.0%)
   Illinois Tool Works Inc. ............................     5,700   $   339,506
   Tyco International Ltd. .............................    15,000       832,500
   United Technologies Corporation .....................     7,000       550,375
                                                                     -----------
                                                                     $ 1,722,381
                                                                     -----------
CONSUMER CYCLICALS (7.7%)
   Bed Bath & Beyond Inc. ..............................    18,000   $   402,750
   The Home Depot, Inc. ................................    11,000       502,562
   Tiffany & Co. .......................................    10,500       332,063
   Wal-Mart Stores, Inc. ...............................    12,400       658,750
                                                                     -----------
                                                                     $ 1,896,125
                                                                     -----------
CONSUMER STAPLES (15.0%)
   Colgate-Palmolive Company ...........................    10,800   $   697,140
   Hispanic Broadcasting Corporation ...................     9,400       239,700
   Kellogg Company .....................................    20,000       525,000
   The Clorox Company ..................................    18,900       670,950
   The Coca-Cola Company ...............................     9,000       548,437
   The Estee Lauder Companies Inc. .....................    13,800       604,613
   Time Warner Inc. ....................................     7,800       407,472
                                                                     -----------
                                                                     $ 3,693,312
                                                                     -----------
ENERGY (5.1%)
   Exxon Mobil Corporation .............................    11,200   $   973,700
   Royal Dutch Petroleum Company .......................     4,800       290,700
                                                                     -----------
                                                                     $ 1,264,400
                                                                     -----------
FINANCIAL (16.5%)
   Citigroup Inc. ......................................    17,300   $   883,381
   Firstar Corporation .................................    44,400     1,032,300
   Federal Home Loan Mortgage Corporation ..............     5,000       344,375
   Household International, Inc. .......................     4,500       247,500
   MGIC Investment Corporation .........................    10,000       674,375
   Washington Mutual, Inc. .............................    16,200       859,613
                                                                     -----------
                                                                     $ 4,041,544
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                            LIPPER U.S. EQUITY FUND(SM)

                                December 31, 2000


                                                            Shares      Value
                                                            ------   -----------
HEALTHCARE (11.9%)
   Alza Corporation ....................................    12,600   $   535,500
  *Amgen Inc. ..........................................     7,500       479,531
  *Elan Corporation plc ................................     7,506       351,361
   Eli Lilly and Company ...............................     3,000       279,188
   Johnson & Johnson ...................................     3,700       388,731
   Millennium Pharmaceuticals, Inc. ....................     3,200       198,000
   Pfizer Inc. .........................................     9,800       450,800
   Schering-Plough Corporation .........................     4,100       232,675
                                                                     -----------
                                                                     $ 2,915,786
                                                                     -----------
TECHNOLOGY (14.6%)
   Cisco Systems, Inc. .................................    20,900   $   799,425
  *Computer Sciences Corporation .......................    10,000       601,250
   EMC Corporation .....................................     4,500       299,250
   International Business Machines Corporation .........     9,200       782,000
   Juniper Networks, Inc. ..............................     2,200       277,338
   Oracle Corporation ..................................    19,900       578,344
   Sun Microsystems, Inc. ..............................     9,000       250,875
                                                                     -----------
                                                                     $ 3,588,482
                                                                     -----------
COMMUNICATIONS SERVICES (6.8%)
   ADC Telecommunications, Inc. ........................    13,200   $   239,250
   Nextel Communications, Inc. .........................    10,000       247,500
   Nokia Corp. .........................................     5,000       217,500
   Nortel Networks Corporation .........................     4,100       131,456
   SBC Communications Inc. .............................    14,800       706,700
  *Tellabs, Inc. .......................................     2,400       135,600
                                                                     -----------
                                                                     $ 1,678,006
                                                                     -----------
TOTAL COMMON STOCKS (Cost $20,912,905) .................             $21,213,010
                                                                     -----------
SHORT TERM INVESTMENTS (0.0%)
   Vista Prime Money Market (Cost $787) ................       787   $       787
                                                                     -----------
TOTAL INVESTMENTS (86.3%) (Cost $20,913,692) ...........             $21,213,797
OTHER ASSETS AND LIABILITIES (13.7%) ...................             $ 3,351,843
                                                                     -----------
NET ASSETS (100.0%) ....................................             $24,565,640
                                                                     ===========
----------

* Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                           LIPPER U.S. EQUITY FUND(SM)

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 2000


ASSETS:
   Investments, at value (Cost $20,913,692) ...................    $21,213,797
   Cash .......................................................      3,054,289
   Receivable for Investments Sold ............................        337,789
   Dividends Receivable .......................................         12,178
   Prepaid Assets .............................................          3,087
                                                                   -----------
           TOTAL ASSETS .......................................    $24,621,140
                                                                   ===========
LIABILITIES:
   Shareholder Servicing Fees Payable--Group Retirement
     Plan Shares ..............................................    $    11,660
   Administrative Fees Payable ................................          8,731
   Directors' Fees Payable ....................................          5,321
   Custodian Fees Payable .....................................          2,955
   Investment Advisory Fees Payable ...........................            622
   Other Liabilities ..........................................         26,211
                                                                   -----------
           TOTAL LIABILITIES ..................................    $    55,500
                                                                   -----------
NET ASSETS ....................................................    $24,565,640
                                                                   ===========
NET ASSETS CONSIST OF:
   Paid in Capital ............................................    $24,684,802
   Accumulated Net Investment Loss ............................         (7,541)
   Accumulated Net Realized Loss ..............................       (411,726)
   Unrealized Appreciation on  Investments ....................        300,105
                                                                   -----------
                                                                   $24,565,640
                                                                   ===========
PREMIER SHARES:
   Net Assets .................................................    $19,317,220
   Shares Issued and Outstanding ($.001 par value)
     (Authorized 3,333,333,333) ...............................      1,743,210
   Net Asset Value, Offering and Redemption Price Per Share ...    $     11.08
                                                                   ===========
RETAIL SHARES:
   Net Assets .................................................    $   974,356
   Shares Issued and Outstanding ($.001 par value)
     (Authorized 3,333,333,333) ...............................         88,447
   Net Asset Value, Offering and Redemption Price Per Share ...    $     11.02
                                                                   ===========
GROUP RETIREMENT PLAN SHARES:
   Net Assets .................................................    $ 4,274,064
   Shares Issued and Outstanding ($.001 par value)
     (Authorized 3,333,333,333) ...............................        389,376
   Net Asset Value, Offering and Redemption Price Per Share ...    $     10.98
                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

                           LIPPER U.S. EQUITY FUND(SM)

                             STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000


INVESTMENT INCOME
  Dividends .........................................               $   208,058
  Interest ..........................................                     8,690
                                                                    -----------
    TOTAL INCOME ....................................                   216,748
                                                                    -----------
EXPENSES
  Investment Advisory Fees
    Basic Fee .......................................  $ 211,799
    Less: Fee Waived ................................   (131,597)   $    80,202
                                                       ---------
  Administrative Fees ...............................                    77,264
  Registration and Filing Fees ......................                    35,374
  Shareholder Reports ...............................                    35,314
  Amortization of Organization Costs ................                    18,849
  Directors' Fees ...................................                    11,930
  Servicing Fees--Group Retirement Plan Shares ......                    10,347
  Professional Fees .................................                     9,735
  Custodian Fees ....................................                     4,787
  Distribution Fees--Retail Shares ..................                     2,233
  Other Expenses ....................................                     7,816
                                                                    -----------
    TOTAL EXPENSES ..................................               $   293,851
                                                                    -----------
        NET INVESTMENT LOSS .........................               $   (77,103)
                                                                    -----------
NET REALIZED GAIN (LOSS) FROM:
  Investments sold ..................................               $ 3,304,079
  Written Options ...................................                  (457,532)
                                                                    -----------
TOTAL NET REALIZED GAIN .............................               $ 2,846,547
                                                                    -----------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments .......................................               $(2,352,620)
                                                                    -----------
TOTAL NET REALIZED GAIN AND NET CHANGE IN UNREALIZED
  APPRECIATION/DEPRECIATION .........................               $   493,927
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.               $   416,824
                                                                    ===========


    The accompanying notes are an integral part of the financial statements.

                                   LIPPER U.S. EQUITY FUND(SM)

                               STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year Ended          Year Ended
                                                                       December 31, 2000   December 31, 1999
                                                                       -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Loss ................................................   $    (77,103)       $    (72,899)
  Net Realized Gain ..................................................      2,846,547           1,414,779
  Net Change in Unrealized Appreciation/Depreciation .................     (2,352,620)          1,161,737
                                                                         ------------        ------------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........   $    416,824        $  2,503,617
                                                                         ------------        ------------

DISTRIBUTIONS:

PREMIER SHARES:
  From Net Realized Gains ............................................   $ (2,407,775)       $ (2,002,981)
  In Excess of Net Realized Gains ....................................       (323,471)               --

RETAIL SHARES:
  From Net Realized Gains ............................................       (122,277)            (89,896)
  In Excess of Net Realized Gains ....................................        (16,427)               --

GROUP RETIREMENT PLAN SHARES:
  From Net Realized Gains ............................................       (534,670)           (333,751)
  In Excess of Net Realized Gains ....................................        (71,830)               --
                                                                         ------------        ------------
      TOTAL DISTRIBUTIONS ............................................   $ (3,476,450)       $ (2,426,628)
                                                                         ------------        ------------

CAPITAL SHARE TRANSACTIONS:

PREMIER SHARES:
  Issued--Regular ....................................................   $ 10,415,329        $ 10,170,894
        --Distributions Reinvested ...................................      2,731,246           1,992,949
  Redeemed ...........................................................    (10,941,021)        (14,934,048)
                                                                         ------------        ------------
      Net Increase (Decrease) in Premier Shares Transactions .........   $  2,205,554        $ (2,770,205)
                                                                         ------------        ------------

RETAIL SHARES:
  Issued--Regular ....................................................   $    596,211        $    199,190
        --Distributions Reinvested ...................................        138,704              89,791
  Redeemed ...........................................................       (146,568)           (962,389)
                                                                         ------------        ------------
      Net Increase (Decrease) in Retail Shares Transactions ..........   $    588,347        $   (673,408)
                                                                         ------------        ------------

GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ....................................................   $    862,928        $    935,353
        --Distributions Reinvested ...................................        606,500             333,751
  Redeemed ...........................................................       (366,151)         (1,079,942)
                                                                         ------------        ------------
      Net Increase in Group Retirement Plan Shares Transactions ......   $  1,103,277        $    189,162
                                                                         ------------        ------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL
    SHARE TRANSACTIONS ...............................................   $  3,897,178        $ (3,254,451)
                                                                         ------------        ------------
TOTAL INCREASE (DECREASE) ............................................   $    837,552        $ (3,177,462)
                                                                         ------------        ------------

NET ASSETS:
  Beginning of Year ..................................................   $ 23,728,088        $ 26,905,550
                                                                         ------------        ------------
  End of Year (A) ....................................................   $ 24,565,640        $ 23,728,088
                                                                         ============        ============
----------

  (A) Includes accumulated net investment loss .......................   $     (7,541)       $       --
                                                                         ============        ============

        The accompanying notes are an integral part of the financial statements.

                                               LIPPER U.S. EQUITY FUND(SM)

                                                  FINANCIAL HIGHLIGHTS
                                                     Premier Shares

                                            Selected Per Share Data & Ratios
                                     For a share outstanding throughout each period

                                                2000           1999           1998           1997          1996
                                               Fiscal         Fiscal         Fiscal         Fiscal        Fiscal
                                                Year           Year           Year           Year          Year*
                                              -------        -------        -------        -------        -------
NET ASSET VALUE, BEGINNING OF PERIOD ......   $ 12.70        $ 12.62        $ 12.04        $ 11.38        $ 10.00
                                              -------        -------        -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1) ........     (0.03)         (0.03)          0.13           0.16           0.18
  Net Realized and Unrealized Gain
    on Investments ........................      0.21           1.25           1.26           1.96           1.81
                                              -------        -------        -------        -------        -------
    Total From Investment Operations ......      0.18           1.22           1.39           2.12           1.99
                                              -------        -------        -------        -------        -------
DISTRIBUTIONS:
  Net Investment Income ...................        --             --          (0.14)         (0.16)         (0.19)
  In Excess of Net Investment Income ......        --             --             --+            --             --
  Net Realized Gain .......................     (1.59)         (1.14)         (0.67)         (1.30)         (0.34)
  In Excess of Net Realized Gain ..........     (0.21)            --             --             --          (0.08)
                                              -------        -------        -------        -------        -------
    Total Distributions ...................     (1.80)         (1.14)         (0.81)         (1.46)         (0.61)
                                              -------        -------        -------        -------        -------
NET ASSET VALUE, END OF PERIOD ............   $ 11.08        $ 12.70        $ 12.62        $ 12.04        $ 11.38
                                              =======        =======        =======        =======        =======
TOTAL RETURN (2) ..........................      1.34%         10.25%         11.35%         18.96%         19.81%
                                              =======        =======        =======        =======        =======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .........   $19,317        $19,426        $22,088        $14,203        $15,098
Ratios After Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets ..........      1.10%          1.10%          1.10%          1.10%          1.10%**
  Net Investment Income (Loss)
    to Average Net Assets .................     (0.23)%        (0.22)%         1.07%          1.24%          1.68%**
Ratios Before Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets ..........      1.63%          1.51%          1.51%          1.76%          2.28%**
  Net Investment Income (Loss)
    to Average Net Assets .................     (0.76)%        (0.63)%         0.66%          0.58%          0.50%**
Portfolio Turnover Rate ...................       347%           123%           204%           145%           117%


---------------

 *   January 2, 1996 (commencement of Fund operations) through December 31,
     1996.

**   Annualized

 +   Amount represents less than $0.01 per share.

(1) Voluntarily waived fees and reimbursed expenses affected net investment income (loss) per share as follows:

                                                       Waiver/Reimbursement
      Period                                                (per share)
      ------                                           --------------------
      January 1, 2000 through December 31, 2000 .....         $0.06
      January 1, 1999 through December 31, 1999 .....         $0.06
      January 1, 1998 through December 31, 1998 .....         $0.05
      January 1, 1997 through December 31, 1997 .....         $0.08
      January 2, 1996 through December 31, 1996 .....         $0.13

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996 and the fiscal years 1997 through 2000. Total return for the period ended 1996 is not annualized.


    The accompanying notes are an integral part of the financial statements.

                                     LIPPER U.S. EQUITY FUND(SM)

                                        FINANCIAL HIGHLIGHTS
                                            Retail Shares

                                  Selected Per Share Data & Ratios
                           For a share outstanding throughout each period


                                                    2000         1999         1998        1997         1996
                                                   Fiscal       Fiscal       Fiscal      Fiscal       Fiscal
                                                    Year         Year         Year        Year         Year*
                                                   ------       ------       ------      ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD .........     $12.67       $12.62       $12.03       $11.38       $10.00
                                                   ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1) ...........      (0.05)       (0.14)        0.11         0.13         0.11
  Net Realized and Unrealized Gain
    on Investments ...........................       0.20         1.33         1.26         1.95         1.86
                                                   ------       ------       ------       ------        ------
    Total From Investment Operations .........       0.15         1.19         1.37         2.08         1.97
                                                   ------       ------       ------       ------        ------
DISTRIBUTIONS:
  Net Investment Income ......................         --           --        (0.11)       (0.13)       (0.17)
  In Excess of Net Investment Income .........         --           --           --+          --           --
  Net Realized Gain ..........................      (1.59)       (1.14)       (0.67)       (1.30)       (0.34)
  In Excess of Net Realized Gain .............      (0.21)          --           --           --        (0.08)
                                                   ------       ------       ------       ------        ------
    Total Distributions ......................      (1.80)       (1.14)       (0.78)       (1.43)       (0.59)
                                                   ------       ------       ------       ------        ------
NET ASSET VALUE, END OF PERIOD ...............     $11.02       $12.67       $12.62       $12.03       $11.38
                                                   ======       ======       ======       ======       ======
TOTAL RETURN (2) .............................       1.12%       10.01%       11.15%       18.58%       19.62%
                                                   ======       ======       ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ............     $  974       $  565       $1,308       $  899       $  613
Ratios After Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets .............       1.35%        1.35%        1.35%        1.35%        1.35%**
  Net Investment Income (Loss)
    to Average Net Assets ....................      (0.49)%      (0.58)%       0.80%        0.96%        1.31%**
Ratios Before Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets .............       1.88%        1.76%        1.76%        2.01%        2.75%**
  Net Investment Income (Loss)
    to Average Net Assets ....................      (1.02)%      (1.12)%       0.39%        0.30%       (0.09)%**
Portfolio Turnover Rate ......................        347%         123%         204%         145%         117%


---------------

* January 4, 1996 (initial offering of shares by the Fund) through December 31, 1996.

**   Annualized

+    Amount represents less than $0.01 per share.

(1) Voluntarily waived fees and reimbursed expenses affected net investment income (loss) per share as follows:

                                                       Waiver/Reimbursement
      Period                                                (per share)
      ------                                           --------------------
      January 1, 2000 through December 31, 2000 .....         $0.06
      January 1, 1999 through December 31, 1999 .....         $0.10
      January 1, 1998 through December 31, 1998 .....         $0.06
      January 1, 1997 through December 31, 1997 .....         $0.09
      January 4, 1996 through December 31, 1996 .....         $0.12

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996 and the fiscal years 1997 through 2000. Total return for the period ended 1996 is not annualized.


    The accompanying notes are an integral part of the financial statements.

                                     LIPPER U.S. EQUITY FUND(SM)

                                        FINANCIAL HIGHLIGHTS
                                    Group Retirement Plan Shares

                                  Selected Per Share Data & Ratios
                           For a share outstanding throughout each period


                                                  2000         1999         1998         1997         1996
                                                 Fiscal       Fiscal       Fiscal       Fiscal       Fiscal
                                                  Year         Year         Year         Year         Year*
                                                 ------       ------       ------       ------       ------
NET ASSET VALUE, BEGINNING OF PERIOD ........    $12.63       $12.59       $12.01       $11.38       $10.00
                                                 ------       ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1) ..........     (0.05)       (0.06)        0.09         0.08         0.07
  Net Realized and Unrealized Gain
    on Investments ..........................      0.20         1.24         1.28         2.00         1.91
                                                 ------       ------       ------       ------       ------
    Total From Investment Operations ........      0.15         1.18         1.37         2.08         1.98
                                                 ------       ------       ------       ------       ------
DISTRIBUTIONS:
  Net Investment Income .....................        --           --        (0.12)       (0.15)       (0.18)
  In Excess of Net Investment Income ........        --           --           --+          --           --
  Net Realized Gain .........................     (1.59)       (1.14)       (0.67)       (1.30)       (0.34)
  In Excess of Net Realized Gain ............     (0.21)          --           --           --        (0.08)
                                                 ------       ------       ------       ------       ------
    Total Distributions .....................     (1.80)       (1.14)       (0.79)       (1.45)       (0.60)
                                                 ------       ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD ..............    $10.98       $12.63       $12.59       $12.01       $11.38
                                                 ======       ======       ======       ======       ======
TOTAL RETURN (2) ............................      1.12%        9.96%       11.16%       18.55%       19.69%
                                                 ======       ======       ======       ======       ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ...........    $4,274       $3,737       $3,510       $1,887       $  452
Ratios After Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets ............      1.35%        1.35%        1.35%        1.35%        1.35%**
  Net Investment Income (Loss)
    to Average Net Assets ...................     (0.48)%      (0.76)%       0.87%        0.89%        1.29%**
Ratios Before Expense Waiver and/or
  Reimbursement:
  Expenses to Average Net Assets ............      1.88%        1.76%        1.76%        2.01%        2.39%**
  Net Investment Income (Loss)
    to Average Net Assets ...................     (1.01)%      (1.12)%       0.46%        0.25%        0.25%**
Portfolio Turnover Rate .....................       347%         123%         204%         145%         117%


---------------

* January 4, 1996 (initial offering of shares by the Fund) through December 31, 1996.

**   Annualized

+    Amount represents less than $0.01 per share.

(1) Voluntarily waived fees and reimbursed expenses affected net investment income (loss) per share as follows:


                                                       Waiver/Reimbursement
      Period                                                (per share)
      ------                                           --------------------
      January 1, 2000 through December 31, 2000 ......        $0.06
      January 1, 1999 through December 31, 1999 ......        $0.05
      January 1, 1998 through December 31, 1998 ......        $0.04
      January 1, 1997 through December 31, 1997 ......        $0.06
      January 4, 1996 through December 31, 1996 ......        $0.06

(2) Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996 and the fiscal years 1997 through 2000. Total return for the period ended 1996 is not annualized.


    The accompanying notes are an integral part of the financial statements.

                          LIPPER U.S. EQUITY FUND(SM)

                         NOTES TO FINANCIAL STATEMENTS


     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2000 the Company was comprised of three diversified portfolios: the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund, and the Lipper Prime Europe Equity Fund. These financial statements pertain to Lipper U.S. Equity Fund only. The financial statements of the remaining portfolios are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper U.S. Equity Fund (the "Fund") commenced investment operations on January 2, 1996.

     The Lipper U.S. Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio oflarge capitalization U.S. equity securities.

A. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of significant accounting policies followed by the Fund which are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

     Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period November 1, 2000 to December 31, 2000 the Fund incurred and elected to defer until January 2001 for U.S. Federal income tax purposes net capital losses of approximately $167,349.

     At December 31, 2000 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:

                                                                Net
             Cost         Appreciation   (Depreciation)    Appreciation
          -----------     ------------   --------------    ------------
          $21,159,960      $1,689,025     $(1,635,188)        $53,837

    3. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

    Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs.

    Permanent book and tax differences between U.S. Federal income tax regulations and generally accepted accounting principles may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

    4. PURCHASED AND WRITTEN OPTIONS: The Fund may purchase or write put and call options on securities, securities indices, currencies and other financial instruments. A put option gives the purchaser of the option, upon

                          LIPPER U.S. EQUITY FUND(SM)
payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index or other instrument at the exercise price. The Fund may purchase a put option on a security to protect its holdings in the underlying instrument, or a similar instrument, against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The purchase of a call option on a security, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. The Fund may purchase a put or call option to limit exposure to a written put or call option.

    Options contracts are valued daily and unrealized appreciation or depreciation is recorded based upon the last sales price on the principal exchange on which the option is traded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Premiums received or paid from the writing or purchasing of options are offset against the proceeds of securities sold or added to the cost of securities purchased upon the exercise of the option. Upon expiration of a purchased or written option, the premium is recorded as a realized loss or gain, respectively. Possible losses on purchased options can not exceed the total premium paid.

    Use of written put and call options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise not purchase or sell. Losses which may result from the use of options will reduce the Fund's net asset value, and possibly income, and such losses may be greater than if options had not been used.

    During the year ended December 31, 2000, the Fund participated in writing call options. The Fund had option activity as follows:

                                                         No. of
                                                        Contracts    Premium
                                                        ---------   ---------
     Options outstanding at December 31, 1999 ........     --       $    --
     Options written during the year .................    915         517,368
     Options closed during the year ..................   (915)       (517,368)
                                                          ---       ---------
     Options outstanding as of December 31, 2000 .....     --       $    --
                                                          ===       =========


     5. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costsused in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Lipper & Company, L.L.C. (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 0.85% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:

                                                Group Retirement
               Premier Shares    Retail Shares     Plan Shares
               --------------    -------------  ----------------
                    1.10%            1.35%            1.35%

                          LIPPER U.S. EQUITY FUND(SM)

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

F. PURCHASES AND SALES: For the year ended December 31, 2000, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:

                      Purchases                      Sales
                     -----------                  -----------
                     $68,116,726                  $71,049,313

    There were no purchases or sales of long-term U.S. Government securities.

G. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:

                                                Year Ended         Year Ended
                                            December 31, 2000  December 31, 1999
                                            -----------------  -----------------
PREMIER SHARES:
  Issued--Regular .......................        767,465           812,199
          Distributions Reinvested ......        242,612           162,762
  Redeemed ..............................       (796,477)       (1,195,698)
                                                 -------         ---------
      Net Increase (Decrease) ...........        213,600          (220,737)
                                                 -------         ---------

RETAIL SHARES:
  Issued--Regular .......................         42,508            15,687
          Distributions Reinvested ......         12,394             7,349
  Redeemed ..............................        (11,073)          (82,052)
                                                 -------         ---------
      Net Increase (Decrease) ...........         43,829           (59,016)
                                                 -------         ---------

GROUP RETIREMENT PLAN SHARES:
  Issued--Regular .......................         66,784            76,595
          Distributions Reinvested ......         54,426            27,399
  Redeemed ..............................        (27,760)          (86,861)
                                                 -------         ---------
      Net Increase ......................         93,450            17,133
                                                 -------         ---------

                          LIPPER U.S. EQUITY FUND(SM)

H. OTHER: At December 31, 2000, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate net assets of the Fund was as follows:

                                                              Percentage
                                               Number of       Ownership
                                             Shareholders      of Class
                                             ------------     ----------
          Premier Shares ..................        3             58.1%
          Retail Shares ...................        2             52.4%
          Group Retirement Shares .........        3             99.8%

    From time to time, the Fund may have a concentration of several shareholders which may include affiliates of the Lipper Funds, Inc. holding a significant percentage of shares outstanding.

    Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

    The Company has a $20 million line of credit with the Chase Manhattan Bank which is available to meet temporary cash needs of the Company. The Company pays a commitment fee for this line of credit.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Lipper U.S. Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper U.S. Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles general accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 2001

--------------------------------------------------------------------------------

                   FEDERAL INCOME TAX INFORMATION (unaudited)

    Lipper U.S. Equity Fund hereby designates $439,207 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

    For the Lipper U.S. Equity Fund in 2000, 9.04% of the distribution taxable as ordinary income, as reported on Form 1099-DIV, qualifies for the dividends received deduction for corporations.

                      [This Page Intentionally Left Blank]

          INVESTMENT ADVISER:       LIPPER & COMPANY, L.L.C.

          ADMINISTRATOR AND         CHASE GLOBAL FUNDS
          TRANSFER AGENT:           SERVICES COMPANY

          DISTRIBUTOR:              LIPPER & COMPANY, L.P.

          CUSTODIAN:                THE CHASE MANHATTAN BANK

          LEGAL COUNSEL:            SIMPSON THACHER & BARTLETT

          INDEPENDENT ACCOUNTANTS:  PRICEWATERHOUSECOOPERS LLP

          BOARD OF DIRECTORS:       KENNETH LIPPER
                                    -----------------------------------
                                    Chairman of the Board and President
                                      The Lipper Funds, Inc.
                                    Chairman of the Board, Chief
                                    Executive Officer and President
                                      Lipper & Company


                                    ABRAHAM BIDERMAN
                                    -----------------------------------
                                    Executive Vice President
                                    Secretary and Treasurer
                                      The Lipper Funds, Inc.
                                    Executive Vice President
                                      Lipper & Company


                                    STANLEY BREZENOFF
                                    -----------------------------------
                                    Chief Executive Officer
                                      Maimonides Medical Center


                                    MARTIN MALTZ
                                    -----------------------------------
                                    Principal Scientist
                                      Xerox Corporation


                                    IRWIN RUSSELL
                                    -----------------------------------
                                    Attorney
                                      Law Offices of Irwin E. Russell
                                    Director
                                      The Walt Disney Company

          TICKER SYMBOLS:
              Premier Shares:                 LUEPX
              Retail Shares:                  LUERX
              Group Retirement Plan Shares:   LUEGX


          For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com. Please read the prospectus carefully before investing.

          Lipper & Company, L.P., Distributor.
          The Lipper Funds(SM) and Lipper U.S. Equity Fundsm are not affiliated with Lipper Inc.

          (C) 2001 Lipper & Company, Inc. All rights reserved.
          LIPPER, LIPPER & COMPANY, THE LIPPER FUNDS and LIPPER U.S. EQUITY FUND are trademarks &/or service marks of Lipper & Company, Inc.

                 THE LIPPER FUNDS(SM)
--------------------------------------------------------------------------------
                                  LIPPER PRIME EUROPE EQUITY FUND(SM)



                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000

                                TABLE OF CONTENTS

         Shareholder's Letter ...............................    1


         Performance ........................................    3


         Portfolio of Investments ...........................    4


         Statement of Assets and Liabilities ................    8


         Statement of Operations ............................    9


         Statement of Changes in Net Assets .................   10


         Financial Highlights ...............................   11


         Notes to Financial Statements ......................   14


         Report of Independent Accountants ..................   18


         Tax Information ....................................   18

THE LIPPER FUNDS(SM)                                               ANNUAL REPORT
LIPPER PRIME EUROPE EQUITY FUND(SM)                            DECEMBER 31, 2000

Dear Shareholder:

     We are pleased to present the Annual Report for the Lipper Prime Europe Equity Fund for the year ended December 31, 2000. The Lipper Prime Europe Equity Fund is one of three investment portfolios, together with the Lipper U.S. Equity Fund and the Lipper High Income Bond Fund, which comprise The Lipper Funds, Inc. This report presents the financial statements and performance review of the Lipper Prime Europe Equity Fund for the year ended December 31, 2000.

     In a market environment that turned defensive following the first quarter of the year, 2000 was a difficult period for European growth stocks. Although the year started with a bang, as investors continued to ride the high of 1999's euphoric stock market, investor enthusiasm quickly waned following the first correction of telecommunications, media and technology (TMT) stocks in March 2000. With the slowdown in software services following Y2K, high costs associated with third generation wireless phone licenses and rising capital expenditures, investors began to question the valuations placed on TMT companies, punishing technology stocks across the board. Although these stocks rebounded for a brief period early in the third quarter, the positive trend was short lived, as disappointing earnings announcements put additional pressure on these sectors. In addition, the sudden increase in oil prices and weak Euro created some concerns that growth could slowdown and inflation increase. Consequently, demand for defensive sectors grew, causing pharmaceutical, insurance and food stocks to outperform.

     The fourth quarter of 2000 brought a massive U.S. equities correction. With increasing signs of a slowing U.S. economy, numerous announcements that companies would miss analysts' growth estimates and uncertainty regarding the U.S. presidential election, the U.S. equity markets spiraled downward. Similarly, the European equity markets were negatively impacted, although to a much lesser degree than the U.S. During the quarter, the MSCI Europe 15 Index declined 2.43% on a local currency basis (versus the Nasdaq Composite Index which generated a total return of -30.74% and the S&P 500 Index which returned -7.81% for the quarter). This decline topped off an extremely volatile year, with the MSCI Europe 15 Index generating a total return of -1.89% for the year on a local currency basis. Due to the 6.3% decline in the Euro versus the U.S. dollar, the Index returned -8.14% for the year on a dollar-denominated basis. In contrast, the Nasdaq generated a total return of -39.2% for 2000 and the S&P 500 Index returned -9.1% for the year. All in all, 2000 was a year that many hope to forget.

     Relative to the U.S. equity markets, the Lipper Prime Europe Equity Fund performed reasonably well. On a Euro denominated basis, the Fund's Premier Shares generated a net return of -6.61% for the year. However, as a result of the decline in the Euro versus the U.S. dollar, the Fund's Premier Shares generated a net return of -12.50% on a dollar denominated basis.* The primary factors contributing to the Fund's negative performance were the decline in the Euro and the fact that the Fund was overweighted in TMT stocks and underweighted in utility and bank stocks. This asset mix, to a large extent, reflects the Fund's growth-oriented approach. Although investors shunned TMT stocks across the board for much of 2000, we expect investor confidence to return in 2001 with respect to the higher quality growth stocks, benefiting investors in the Lipper Prime Europe Equity Fund.

     Throughout 2000, the Fund was highly diversified, with approximately 65 to 75 securities representing approximately 25 industries invested in twelve Western European countries. During the year, the investment adviser continued to position the Fund to benefit from the positive changes occurring throughout Europe (including the continued integration of the region and industry consolidation) by focusing on companies with sound financial positions and high growth prospects. In particular, the adviser's analysts targeted companies that offer competitive products or services, maintain leading positions in their industries, have histories of consistently strong financial performance and present earnings growth prospects superior to the market average.

     The Fund's country allocation decisions typically reflect the equity market capitalization across the region, with the United Kingdom representing the largest allocation of the portfolio's assets. During 2000, the Fund's country allocations were relatively neutral to the MSCI Europe 15 Index, except that the investment adviser decided to slightly underweight the United Kingdom in the last few weeks of the year as a result of a decision to reduce the Fund's exposure to UK pharmaceutical stocks following a strong run up in the sector.

     Historically, the Fund has chosen not to hedge currency risk unless very extraordinary circumstances exist. Since the extent of the Euro's weakness was unexpected and considered temporary, the adviser decided to stick to its general approach. Actually, the weakness in the Euro persisted for longer than expected. This was primarily attributable to disparity between a stronger than expected U.S. economy and a not quite as strong European economy. In addition, the situation was compounded by the fact that excessive amounts of capital flowed into U.S. dollars as more and more European companies purchased U.S. companies. Further, certain mixed statements by European political/monetary authorities fostered uncertainty with respect to euro-zone monetary policy, perpetuating weakness in the Euro.

     At this point, with the U.S. economy slowing and the huge capital inflows into dollars associated with European companies' purchase of U.S. companies moderating, we expect the Euro to strengthen. As of December 29, 2000, the Euro stood at 94.24 U.S. cents, down from $1.0068 on December 31, 1999, and $1.1667 at its birth on January 1, 1999. Although the Euro has plunged dramatically since its launch date, the currency has recently begun to rally. Between November 24, 2000 and December 29, 2000, the Euro rallied 12.5%, and analysts expect this rebound to become a trend. In fact, Morgan Stanley analysts expect the Euro to trade at parity with the dollar by the end of June and at $1.05 by December 31, 2001. Assuming this is the case, investors in the Lipper Prime Europe Equity Fund should greatly benefit from currency appreciation in 2001.

     Looking forward to 2001, we expect reasonable growth in Europe. European gross domestic product is expected to grow 2.5% - 3.0% during the year, driven by an increase in internal consumption (resulting from a decrease in unemployment) and reasonably strong business investments. The growth in Europe should lead to gradual appreciation in the Euro. Although a stronger Euro may reduce the competitiveness of exports, a stronger Euro, together with more benign oil prices, should erase any concerns regarding inflation, opening the way for more relaxed monetary policy by the European Central Bank. Further, this scenario should translate into a positive development for corporate earnings, supporting European equities. According to I/B/E/S Estimates, earnings per share of European companies are expected to grow 11% in 2001. This compares to a 7% expected earnings per share growth rate in the United States. Although we expect volatility in the European equity markets to continue in 2001 (as investors try to assess the extent of the U.S. slowdown and how nimble the U.S. Federal Reserve will be in addressing the slowdown), we believe the long-term prospects for the European equity markets are strong.

     Given our current outlook for Europe, we believe the prospects for the Lipper Prime Europe Equity Fund are strong. The Fund is well positioned in growth stocks, which should benefit from the expected acceleration in internal consumption and the opportunities stemming from the structural changes taking place in European companies. In addition, we expect investors to benefit from capital appreciation in the Euro versus the U.S. Dollar. The Lipper Prime Europe Equity Fund remains dedicated to superior long-term results, which we believe are best achieved by adhering to a rigorous and disciplined investment strategy designed to generate solid results and preserve capital under various market conditions.

     We hope you find the enclosed report informative. We appreciate your participation in The Lipper Funds, Inc.

                                             Sincerely,



                                                   /s/ KENNETH LIPPER
                                             -----------------------------------
                                                     KENNETH LIPPER
                                             President and Chairman of the Board

---------------

* Total returns include the reinvestment of income, dividends and capital gains. The Fund's net asset value and investment return will fluctuate, and the value of the Fund's shares may be more or less than original cost upon redemption. Past performance is no guarantee of future results.

                 LIPPER PRIME EUROPE EQUITY FUND(SM) PERFORMANCE

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS*
                       FOR PERIODS ENDED DECEMBER 31, 2000

--------------------------------------------------------------------------------
                                       1 YEAR        5 YEAR    SINCE INCEPTION*
--------------------------------------------------------------------------------
PREMIER SHARES                        -12.50%        14.16%        11.85%
--------------------------------------------------------------------------------
RETAIL SHARES                         -12.70%        13.93%        11.72%
--------------------------------------------------------------------------------
GROUP RETIREMENT PLAN SHARES          -12.78%        13.92%        11.71%
--------------------------------------------------------------------------------

                LIPPER PRIME EUROPE EQUITY FUND--PREMIER SHARES*
                       Growth of $10,000 Invested in the
                Fund's Premier Shares vs. MSCI Europe 15 Index**

                                 [GRAPH OMITTED]

                                                                        12/31/00
                                                                        --------
Lipper Prime Europe ..................................................    27,260
MSCI Europe 15 Index .................................................    32,954

     * Past performance is no guarantee of future results. The net asset value and investment return of the Lipper Prime Europe Equity Fund (the "Fund") will fluctuate, and the value of the Fund's shares may be worth more or less than original cost upon redemption. The performance information presented reflects the performance of the Fund's predecessor partnership for the period January 13, 1992 (commencement of the predecessor partnership's operations) through March 31, 1996. On April 1, 1996, the assets of the Fund's predecessor partnership were exchanged for the Fund's Premier Shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of its predecessor partnership. As a mutual fund registered under the Investment Company Act of 1940 (the "Act"), the Fund is subject to certain restrictions under the Act and the Internal Revenue Code (the "Code") to which its corresponding partnership was not subject. Had the partnership been registered under the Act and subject to the provisions of the Act and the Code, its investment performance may have been adversely affected. Fee waivers and reimbursements were in effect for the Fund during 1996, without which total returns would have been lower. Total returns include the reinvestment of income, dividends and capital gains. European investments involve currency and other risks, which may also include political and market risks. The minimum investment for Premier Shares is $1,000,000.

     The Fund's Retail and Group Retirement Plan Shares were introduced on April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares reflects the performance of the Fund's predecessor partnership for the period January 13, 1992 through March 31, 1996 and the Fund's Premier Shares for the period April 1, 1996 through April 11, 1996 and April 12, 1996, respectively. Performance for each of the Retail and Group Retirement Plan Shares differs from the Fund's Premier Shares due to the different inception dates and class specific expenses associated with the Retail and Group Retirement Plan Shares.

     ** The chart above illustrates the growth of $10,000 invested in the Fund's Premier Shares versus $10,000 invested in the Morgan Stanley Capital International Europe 15 Index (the "Index") for the period January 13, 1992 (commencement of the Fund's predecessor partnership's operations) through December 31, 2000. The Index is an unmanaged index comprised of stocks from fifteen Western European countries. The Index does not reflect fees or expenses required to be reflected in the Fund's returns, and if such fees and expenses were reflected, they would reduce the returns of the Index. The Index has been adjusted to include the reinvestment of dividends. One cannot invest directly in the Index.


                                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                            PORTFOLIO OF INVESTMENTS
                                               DECEMBER 31, 2000

                                                                                      SHARES          VALUE
                                                                                    ----------    ------------
COMMON AND PREFERRED STOCKS (97.3%)

BELGIUM (1.3%)
    Credit Communal Holding de Belique-DEXIA .....................................     10,500     $  1,898,731
                                                                                                  ------------
FINLAND (4.7%)
    Nokia Oyj ....................................................................    149,820     $  6,681,611
                                                                                                  ------------
FRANCE (16.2%)
    Alcatel S.A. .................................................................     66,000     $  3,749,014
    Axa ..........................................................................     26,100        3,773,801
    Cap Gemini S.A. ..............................................................     11,088        1,788,521
    Carrefour S.A. ...............................................................     36,000        2,261,239
    Dassault Systemes S.A. .......................................................     21,000        1,439,329
    Grandvision ..................................................................     70,000        1,263,849
    Hermes International .........................................................     12,080        1,711,488
    Compagnie Francaise d'Etudes et de Construction S.A. .........................     17,000        2,467,608
    Total Fina Elf S.A. ..........................................................     31,020        4,613,332
                                                                                                  ------------
                                                                                                  $ 23,068,181
                                                                                                  ------------
GERMANY (11.5%)
    Allianz Holding AG ...........................................................      9,500     $  3,574,051
    Bayer AG .....................................................................     38,000        2,001,540
    Bayerische Motoren Werke AG ..................................................     54,120        1,765,755
    Deutsche Telekom AG ..........................................................     96,000        2,929,357
    Porsche AG Preferred .........................................................        550        1,791,884
    Preussag AG ..................................................................     43,600        1,588,313
    T-Online International .......................................................     34,000          427,761
    Wella AG Preferred ...........................................................     52,300        2,224,424
                                                                                                  ------------
                                                                                                  $ 16,303,085
                                                                                                  ------------
IRELAND (1.6%)
    Bank of Ireland ..............................................................     86,000     $    851,861
    CRH plc ......................................................................     30,000          558,268
    Ryanair Holdings plc .........................................................     81,000          874,582
                                                                                                  ------------
                                                                                                  $  2,284,711
                                                                                                  ------------
ITALY (7.6%)
    Alleanza Assicurazioni S.p.A. ................................................     66,900     $  1,065,923
    Banca Popolare di Bergamo-Credito Varesino Scrl ..............................     47,300          928,609
    Bulgari S.p.A. ...............................................................     58,000          713,374
    ENI S.p.A. ...................................................................    424,190        2,708,240
    Gewiss S.p.A. ................................................................    200,000        1,256,244
    Saipem S.p.A. ................................................................    170,000          927,348
    Telecom Italia Mobile S.p.A. .................................................    290,080        2,315,019
    Tod's S.p.A. .................................................................     21,100          915,255
                                                                                                  ------------
                                                                                                  $ 10,830,012
                                                                                                  ------------


                    The accompanying notes are an integral part of the financial statements.



                                      LIPPER PRIME EUROPE EQUITY FUND(SM0
                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                               DECEMBER 31, 2000

                                                                                      SHARES          VALUE
                                                                                    ----------    ------------
NETHERLANDS (9.1%)
    Ahold N.V. ...................................................................      5,500       $  177,433
    ING Groep N.V., Certificate Shares ...........................................     51,000        4,073,948
    Koninklijke Ahold N.V. .......................................................     82,500        2,661,490
    Koninklijke Numico N.V. ......................................................     38,800        1,952,604
    TNT Post Group N.V. ..........................................................     84,000        2,031,622
    VNU N.V. .....................................................................     41,000        2,015,201
                                                                                                  ------------
                                                                                                  $ 12,912,298
                                                                                                  ------------
PORTUGAL (2.2%)
    Portugal Telecom SGPS S.A. ...................................................    340,000     $  3,109,250
                                                                                                  ------------
SPAIN (5.7%)
    Banco Bilbao Vizcaya Argentaria S.A. .........................................    110,700     $  1,647,383
    Banco Santander Central Hispano S.A. .........................................    160,000        1,712,547
    Endesa S.A. ..................................................................     49,000          835,008
    Indra Sistemas S.A. ..........................................................     78,000          736,001
    Telefonica S.A. ..............................................................    150,000        2,478,687
    Telefonica Publicidad e Informacion S.A. .....................................     35,000          187,310
    Zeltia S.A. ..................................................................     32,500          379,901
    *Zeltia S.A. Rights (expire 1/02/01) .........................................     26,000           75,187
                                                                                                  ------------
                                                                                                  $  8,052,024
                                                                                                  ------------
SWEDEN (2.3%)
    Skandia Forsakrings AB .......................................................     70,000     $  1,138,784
    Telefonaktiebolaget LM Ericsson ..............................................    189,800        2,162,419
                                                                                                  ------------
                                                                                                  $  3,301,203
                                                                                                  ------------
SWITZERLAND (10.5%)
    Disetronic Holding AG ........................................................      1,294     $  1,153,860
    Gretag Imaging Group .........................................................      5,800          501,080
    Julius Baer Holding AG .......................................................        250        1,368,405
    Logitech International S.A. ..................................................      4,800        1,214,440
    Novartis AG, Bearer Registered ...............................................      2,100        3,712,743
    Roche Holding AG, DRC ........................................................        300        3,056,464
    Swisslog Holding AG ..........................................................       1900          832,459
    Syngenta AG ..................................................................      2,100          112,743
    Tecan AG .....................................................................        950          985,467
    Zurich Financial Services AG .................................................      3,262        1,966,661
                                                                                                  ------------
                                                                                                  $ 14,904,322
                                                                                                  ------------


                    The accompanying notes are an integral part of the financial statements.



                                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                               DECEMBER 31, 2000

                                                                                      SHARES          VALUE
                                                                                    ----------    ------------
UNITED KINGDOM (24.6%)
    AstraZeneca plc ..............................................................     57,000     $  2,873,713
    British Telecommunications plc ...............................................    260,000        2,221,592
    Cadbury Schweppes plc ........................................................    338,278        2,339,643
    Expro International Group plc ................................................    140,000          862,674
    Galen Holdings plc ...........................................................    110,000        1,396,711
    Glaxosmithkline plc ..........................................................    159,040        4,490,172
    Invensys plc .................................................................    550,000        1,285,795
    Lloyds TSB Group plc .........................................................    330,000        3,490,133
    Misys plc ....................................................................    180,000        1,774,644
    Pearson plc ..................................................................     95,362        2,264,995
    PizzaExpress plc .............................................................    208,300        1,978,979
    Sema plc .....................................................................    135,000          594,405
    Smiths Group plc .............................................................    130,000        1,569,096
    The Sage Group plc ...........................................................    180,000          824,806
    Vodafone Group plc ...........................................................  1,934,000        7,092,556
                                                                                                  ------------
                                                                                                  $ 35,059,914
                                                                                                  ------------
TOTAL COMMON AND PREFERRED STOCKS
    (COST $133,261,595) ..........................................................                $138,405,342
                                                                                                  ------------

                                                                                    FACE AMOUNT
                                                                                    -----------
FOREIGN CURRENCY (0.0%)
    Swiss Franc ..................................................................    CHF 510            $ 315
    British Pound ................................................................    GBP 716            1,070
                                                                                                  ------------
TOTAL FOREIGN CURRENCY (0.0%) (COST $1,360) ......................................                $      1,385
                                                                                                  ------------
TOTAL INVESTMENTS AND FOREIGN CURRENCY (97.3%)
  (COST $133,262,955) ............................................................                $138,406,727
OTHER ASSETS AND LIABILITIES (2.7%) ..............................................                   3,918,018
                                                                                                  ------------
NET ASSETS (100%) ................................................................                $142,324,745
                                                                                                  ============

-------------

* Non-Income Producing Security.
DRC--Dividend Right Certificates


                   The accompanying notes are an integral part of the financial statements.


                                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
                                               DECEMBER 31, 2000

                           SUMMARY OF NON-U.S. SECURITIES BY INDUSTRY CLASSIFICATION


                                                                               PERCENT OF
INDUSTRY                                                                       NET ASSETS            VALUE
--------                                                                       ----------        ------------
Automobiles . ..............................................................      2.5%           $  3,557,639
Banking ....................................................................      8.4              11,897,669
Broadcasting ...............................................................      3.1               4,467,506
Building Materials .........................................................      0.4                 558,268
Chemicals ..................................................................      1.5               2,114,283
Electrical/Electronics .....................................................      3.0               4,257,559
Energy .....................................................................      5.1               7,321,572
Financial Services .........................................................      2.9               4,073,948
Food .......................................................................      3.0               4,292,247
Health & Personal Care .....................................................     12.7              18,124,219
Insurance ..................................................................      8.1              11,519,220
IT/Computer Services .......................................................      5.0               7,157,706
Leisure ....................................................................      1.4               1,978,979
Machinery ..................................................................      2.8               4,036,704
Merchandising ..............................................................      4.5               6,364,010
Multi-Industry .............................................................      1.1               1,588,313
Oil Services ...............................................................      1.3               1,790,022
Recreation and Other Consumer Goods ........................................      3.9               5,564,542
Services ...................................................................      2.0               2,864,081
Telecommunications: Broadband Operator .....................................      0.3                 427,761
Telecommunications: Equipment ..............................................      8.9              12,593,043
Telecommunications: Integrated Operator ....................................      7.6              10,738,886
Telecommunications: Mobil Operator .........................................      6.6               9,407,575
Transportation .............................................................      0.6                 874,582
Utilities ..................................................................      0.6                 835,008
Foreign Currency ...........................................................      0.0                   1,385
                                                                                -----            ------------
TOTAL INVESTMENTS AND FOREIGN CURRENCY .....................................     97.3%           $138,406,727
Other Assets and Liabilities ...............................................      2.7               3,918,018
                                                                                -----            ------------
NET ASSETS .................................................................    100.0%           $142,324,745
                                                                                =====            ============


                   The accompanying notes are an integral part of the financial statements.

                                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                       STATEMENT OF ASSETS AND LIABILITIES
                                                DECEMBER 31, 2000

ASSETS:
  Investments, at value (Cost $133,261,595) ..................................................     $138,405,342
  Foreign Currency, at value (Cost $1,360) ...................................................            1,385
  Cash .......................................................................................        3,768,445
  Witholding Tax Reclaim Receivable ..........................................................          139,906
  Dividends Receivable .......................................................................          130,766
  Interest Receivable ........................................................................           64,246
  Receivable from Investment Advisor .........................................................           16,055
  Deferred Organization Costs ................................................................            4,675
  Prepaid Assets .............................................................................           35,438
  Receivable for Fund Shares Sold ............................................................              102
                                                                                                   ------------
        TOTAL ASSETS .........................................................................     $142,566,360
                                                                                                   ------------
LIABILITIES:
  Custodian Fees Payable .....................................................................     $     65,698
  Professional Fees Payable ..................................................................           56,604
  Administrative Fees Payable ................................................................           53,271
  Shareholder Servicing Fees Payable--Group Retirement Plan Shares ...........................            8,882
  Distribution Fees Payable--Retail Shares ...................................................            8,110
  Payable for Fund Shares Redeemed ...........................................................            5,752
  Dividends Payable ..........................................................................            4,352
  Directors' Fees Payable ....................................................................            4,945
  Other Liabilities ..........................................................................           34,001
                                                                                                   ------------
        TOTAL LIABILITIES ....................................................................     $    241,615
                                                                                                   ------------
NET ASSETS ...................................................................................     $142,324,745
                                                                                                   ============
NET ASSETS CONSIST OF:
  Paid in Capital ............................................................................     $138,022,193
  Accumulated Net Investment Income                                                                      47,116
  Accumulated Net Realized Loss ..............................................................         (888,752)
  Unrealized Appreciation on Investments and Foreign Currency Translations ...................        5,144,188
                                                                                                   ------------
 .............................................................................................     $142,324,745
                                                                                                   ============
PREMIER SHARES:
  Net Assets .................................................................................     $134,163,899
  Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .................       11,663,017
  Net Asset Value, Offering and Redemption Price Per Share ...................................     $      11.50
                                                                                                   ============
RETAIL SHARES:
  Net Assets .................................................................................     $  4,174,872
  Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .................          366,112
  Net Asset Value, Offering and Redemption Price Per Share ...................................     $      11.40
                                                                                                   ============
GROUP RETIREMENT PLAN SHARES:
  Net Assets .................................................................................     $  3,985,974
  Shares Issued and Outstanding ($.001 par value) (Authorized 3,333,333,333) .................          350,131
  Net Asset Value, Offering and Redemption Price Per Share ...................................     $      11.38
                                                                                                   ============


                    The accompanying notes are an integral part of the financial statements.

                                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                            STATEMENT OF OPERATIONS
                                         FOR THE YEAR DECEMBER 31, 2000


INVESTMENT INCOME
  Dividends ................................................................................     $   1,987,738
  Interest .................................................................................           320,182
  Less: Foreign Taxes Withheld .............................................................          (260,130)
                                                                                                 -------------
    TOTAL INCOME ...........................................................................     $   2,047,790
                                                                                                 -------------
EXPENSES
  Investment Advisory Fees .................................................................     $   1,669,314
  Administrative Fees ......................................................................           296,359
  Custodian Fees ...........................................................................           197,238
  Professional Fees ........................................................................            54,214
  Registration and Filing Fees .............................................................            40,327
  Directors' Fees ..........................................................................            23,960
  Amortization of Organization Costs .......................................................            18,831
  Distribution Fees--Retail Shares .........................................................            10,980
  Servicing Fees--Group Retirement Plan Shares .............................................             9,142
  Other Expenses ...........................................................................            71,746
                                                                                                 -------------
    TOTAL EXPENSES .........................................................................     $   2,392,111
                                                                                                 -------------
        NET INVESTMENT LOSS ................................................................     $    (344,321)
                                                                                                 -------------
NET REALIZED GAIN (LOSS) FROM:
  Investments sold .........................................................................     $   6,250,002
  Foreign Currency Transactions ............................................................          (376,388)
                                                                                                 -------------
TOTAL NET REALIZED GAIN ....................................................................     $   5,873,614
                                                                                                 -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION:
  Investments ..............................................................................     $ (26,286,365)
  Foreign Currency Translations ............................................................             5,399
                                                                                                 -------------
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION .........................................     $ (26,280,966)
                                                                                                 -------------
TOTAL NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION .............     $ (20,407,352)
                                                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................     $ (20,751,673)
                                                                                                 =============


                    The accompanying notes are an integral part of the financial statements.

                                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                                      STATEMENT OF CHANGES IN NET ASSETS


                                                                             YEAR ENDED           YEAR ENDED
                                                                          DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                          -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
  Net Investment Loss ...................................................   $   (344,321)        $   (220,642)
  Net Realized Gain .....................................................      5,873,614           20,540,349
  Net Change in Unrealized Appreciation/Depreciation ....................    (26,280,966)           2,872,472
                                                                            ------------         ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS .................................................   $(20,751,673)        $ 23,192,179
                                                                            ------------         ------------
DISTRIBUTIONS:

PREMIER SHARES:
  From Net Realized Gains ...............................................   $(17,734,222)        $(11,443,098)
  In Excess of Net Realized Gains .......................................       (839,511)                --

RETAIL SHARES:
  From Net Realized Gains ...............................................       (564,379)            (294,481)
  In Excess of Net Realized Gains .......................................        (26,717)                --

GROUP RETIREMENT PLAN SHARES:
  From Net Realized Gains ...............................................       (475,802)            (241,531)
  In Excess of Net Realized Gains .......................................        (22,524)                --
                                                                            ------------         ------------
      TOTAL DISTRIBUTIONS ...............................................   $(19,663,155)        $(11,979,110)
                                                                            ------------         ------------
CAPITAL SHARE TRANSACTIONS:

PREMIER SHARES:
  Issued--Regular .......................................................   $ 21,484,174         $ 49,375,141
        --Distributions Reinvested ......................................     18,480,173           11,427,527
  Redeemed ..............................................................    (18,498,723)         (44,975,160)
                                                                            ------------         ------------
      Net Increase in Premier Shares Transactions .......................   $ 21,465,624         $ 15,827,508
                                                                            ------------         ------------
RETAIL SHARES:
  Issued--Regular .......................................................   $  2,269,415         $  2,372,216
        --Distributions Reinvested ......................................        577,881              283,521
  Redeemed ..............................................................     (1,771,205)          (1,091,178)
                                                                            ------------         ------------
      Net Increase in Retail Shares Transactions ........................   $  1,076,091         $  1,564,559
                                                                            ------------         ------------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular .......................................................   $  2,619,997         $  1,403,835
        --Distributions Reinvested ......................................        497,356              240,567
  Redeemed ..............................................................     (1,480,935)            (884,227)
                                                                            ------------         ------------
      Net Increase in Group Retirement Plan Shares Transactions .........   $  1,636,418         $    760,175
                                                                            ------------         ------------
  NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ............   $ 24,178,133         $ 18,152,242
                                                                            ------------         ------------
TOTAL INCREASE (DECREASE) ...............................................   $(16,236,695)        $ 29,365,311
                                                                            ------------         ------------
NET ASSETS:
  Beginning of Year .....................................................   $158,561,440         $129,196,129
                                                                            ============         ============
  End of Year (A) .......................................................   $142,324,745         $158,561,440
                                                                            ============         ============
----------------
(A) Includes accumulated net investment income (loss) ...................   $     47,116         $    (23,987)
                                                                            ============         ============


                   The accompanying notes are an integral part of the financial statements.


                                        LIPPER PRIME EUROPE EQUITY FUND(SM)
                                                FINANCIAL HIGHLIGHTS
                                                   PREMIER SHARES

                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                               2000           1999           1998            1997            1996
                                              FISCAL         FISCAL         FISCAL          FISCAL          FISCAL
                                               YEAR           YEAR           YEAR            YEAR            YEAR*
                                              ------         ------         ------          ------          ------
NET ASSET VALUE, BEGINNING OF PERIOD ......   $15.03         $14.10         $11.74          $11.25          $10.00
                                              ------         ------         ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1) ........    (0.03)         (0.02)         (0.01)           0.05            0.04
  Net Realized and Unrealized Gain
    (Loss) on Investments .................    (1.76)          2.11           3.79            2.06            1.62
                                              ------         ------         ------          ------          ------
        Total From Investment
          Operations ......................    (1.79)          2.09           3.78            2.11            1.66
                                              ------         ------         ------          ------          ------
DISTRIBUTIONS:
  Net Investment Income ...................      --             --             --            (0.03)          (0.02)
  In Excess of Net Investment Income ......      --             --             --              --  +           --
  Net Realized Gain .......................    (1.66)         (1.16)         (1.42)          (1.59)          (0.39)
  In Excess of Net Realized Gain ..........    (0.08)           --             --              --              --
                                              ------         ------         ------          ------          ------
        Total Distributions ...............    (1.74)         (1.16)         (1.42)          (1.62)          (0.41)
                                              ------         ------         ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............   $11.50         $15.03         $14.10          $11.74          $11.25
                                              ======         ======         ======          ======          ======
TOTAL RETURN (2) ..........................   (12.50)%        15.70%         32.29%          18.83%          16.68%
                                              ======         ======         ======          ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) ......... $134,164       $150,979       $124,406         $82,787         $62,942
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ........     1.56%          1.51%          1.54%           1.59%           1.60%**
    Net Investment Income (Loss)
      to Average Net Assets ...............    (0.21)%        (0.15)%        (0.06)%          0.43%           0.53%**
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ........      N/A%           N/A%           N/A%            N/A%           1.78%**
    Net Investment Income (Loss)
      to Average Net Assets ...............      N/A%           N/A%           N/A%            N/A%           0.35%**
Portfolio Turnover Rate ...................       38%            52%            61%             71%             34%

----------------

 *   April 1, 1996 (commencement of Fund operations) through December 31, 1996.

**   Annualized.

 +   Amount is less than $0.01 per share.

(1)  Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of
     $0.01 for the period ended December 31, 1996. There were no waivers or reimbursements for the years ended
     December 31, 2000, 1999, 1998 or 1997.

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total return for the period ended 1996 is not annualized.

                      The accompanying notes are an integral part of the financial statements.

                                        LIPPER PRIME EUROPE EQUITY FUND(SM)
                                                FINANCIAL HIGHLIGHTS
                                                   RETAIL SHARES

                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               2000           1999           1998            1997            1996
                                              FISCAL         FISCAL         FISCAL          FISCAL          FISCAL
                                               YEAR           YEAR           YEAR            YEAR            YEAR*
                                              ------         ------         ------          ------          ------
NET ASSET VALUE, BEGINNING OF PERIOD ......   $14.95         $14.05         $11.73          $11.25          $ 9.93
                                              ------         ------         ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss) (1) ........    (0.05)         (0.04)         (0.03)           0.02           (0.01)
  Net Realized and Unrealized Gain
    (Loss) on Investments .................    (1.76)          2.10           3.77            2.05            1.73
                                              ------         ------         ------          ------          ------
        Total From Investment
          Operations ......................    (1.81)          2.06           3.74            2.07            1.72
                                              ------         ------         ------          ------          ------
DISTRIBUTIONS:
  Net Investment Income ...................      --             --             --              --            (0.01)
  In Excess of Net Investment Income ......      --             --             --              --  +           --
  Net Realized Gain .......................    (1.66)         (1.16)         (1.42)          (1.59)          (0.39)
  In Excess of Net Realized Gain ..........    (0.08)           --             --              --              --
                                              ------         ------         ------          ------          ------
        Total Distributions ...............    (1.74)         (1.16)         (1.42)          (1.59)          (0.40)
                                              ------         ------         ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............   $11.40         $14.95         $14.05          $11.73          $11.25
                                              ======         ======         ======          ======          ======
TOTAL RETURN (2) ..........................   (12.70)%        15.54%         31.96%          18.49%          17.37%
                                              ======         ======         ======          ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .........   $4,175         $4,295         $2,472          $1,137            $609
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ........     1.81%          1.76%          1.79%           1.84%           1.85%**
    Net Investment Income (Loss)
      to Average Net Assets ...............    (0.46)%        (0.34)%        (0.25)%          0.16%          (0.13)%**
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ........      N/A%           N/A%           N/A%            N/A%           2.07%**
    Net Investment Income (Loss)
      to Average Net Assets ...............      N/A%           N/A%           N/A%            N/A%          (0.35)%**
Portfolio Turnover Rate ...................       38%            52%            61%             71%             34%

---------------

 *   April 11, 1996 (initial offering of shares by the Fund) through December 31, 1996.

**   Annualized.

 +   Amount is less than $0.01 per share.

(1)  Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of
     $0.02 for the period ended December 31, 1996. There were no waivers or reimbursements for the years ended
     December 31, 2000, 1999, 1998 or 1997.

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total return for the period ended 1996 is not annualized.


                      The accompanying notes are an integral part of the financial statements.

                                        LIPPER PRIME EUROPE EQUITY FUND(SM)
                                                FINANCIAL HIGHLIGHTS
                                            GROUP RETIREMENT PLAN SHARES

                                          SELECTED PER SHARE DATA & RATIOS
                                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                               2000           1999           1998            1997            1996
                                              FISCAL         FISCAL         FISCAL          FISCAL          FISCAL
                                               YEAR           YEAR           YEAR            YEAR            YEAR*
                                              ------         ------         ------          ------          ------
NET ASSET VALUE, BEGINNING OF PERIOD ......   $14.94         $14.05         $11.72          $11.24          $ 9.92
                                              ------         ------         ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income (Loss)(1) .........    (0.04)         (0.05)         (0.03)           0.03           (0.02)
  Net Realized and Unrealized Gain
    (Loss) on Investments .................    (1.78)          2.10           3.78            2.05            1.74
                                              ------         ------         ------          ------          ------
        Total From Investment
          Operations ......................    (1.82)          2.05           3.75            2.08            1.72
                                              ------         ------         ------          ------          ------
DISTRIBUTIONS:
  Net Investment Income ...................      --             --             --            (0.01)          (0.01)
  In Excess of Net Investment Income ......      --             --             --              --  +           --
  Net Realized Gain .......................    (1.66)         (1.16)         (1.42)          (1.59)          (0.39)
  In Excess of Net Realized Gain ..........    (0.08)           --             --              --              --
                                              ------         ------         ------          ------          ------
        Total Distributions ...............    (1.74)         (1.16)         (1.42)          (1.60)          (0.40)
                                              ------         ------         ------          ------          ------
NET ASSET VALUE, END OF PERIOD ............   $11.38         $14.94         $14.05          $11.72          $11.24
                                              ======         ======         ======          ======          ======
TOTAL RETURN (2) ..........................   (12.78)%        15.47%         32.08%          18.60%          17.40%
                                              ======         ======         ======          ======          ======
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's) .........   $3,986         $3,287         $2,318            $941            $195
Ratios After Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ........     1.81%          1.76%          1.79%           1.84%           1.85%**
    Net Investment Income (Loss)
      to Average Net Assets ...............    (0.49)%        (0.41)%        (0.29)%          0.34%          (0.43)%**
Ratios Before Expense Waiver and/or
  Reimbursement:
    Expenses to Average Net Assets ........      N/A%           N/A%           N/A%            N/A%           2.04%**
    Net Investment Income (Loss)
      to Average Net Assets ...............      N/A%           N/A%           N/A%            N/A%          (0.62)%**
Portfolio Turnover Rate ...................       38%            52%            61%             71%             34%

-----------------

 *   April 12, 1996 (initial offering of shares by the Fund) through December 31, 1996.

**   Annualized.

 +   Amount is less than $0.01 per share.

(1)  Voluntarily waived fees and reimbursed expenses affected the net investment income per share in the amount of
     $0.01 for the period ended December 31, 1996. There were no waivers or reimbursements for the years ended
     December 31, 2000, 1999, 1998 or 1997.

(2)  Total return would have been lower had the Adviser not waived or reimbursed certain expenses during the period ended December 31, 1996. Total return for the period ended 1996 is not annualized.


                      The accompanying notes are an integral part of the financial statements.

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                         NOTES TO FINANCIAL STATEMENTS

     The Lipper Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company and was incorporated on August 22, 1995. As of December 31, 2000 the Company was comprised of three diversified portfolios: the Lipper High Income Bond Fund, the Lipper U.S. Equity Fund, and the Lipper Prime Europe Equity Fund. These financial statements pertain to Lipper Prime Europe Equity Fund only. The financial statements of the remaining Funds are presented separately. The Company offers the shares of each Fund in three classes: Premier Shares, Retail Shares and Group Retirement Plan Shares. The Lipper Prime Europe Equity Fund (the "Fund") was funded on April 1, 1996 with a contribution of securities to the Fund from a corresponding limited partnership (see Note G).

     The Lipper Prime Europe Equity Fund seeks capital appreciation by investing primarily in a diversified portfolio of medium and large capitalization Western European common stocks issued by companies that have strong growth prospects based on balance sheet strength (including leverage and free cash flow available for capital investment), historic return on equity, projected earnings per share growth rates, industry position and management.

A. SIGNIFICANT ACCOUNTING POLICIES. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

     1. SECURITY VALUATION: Securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price as of the close of the exchange on the day the valuation is made or, if no sale occurred on such day, at the mean of the closing bid and asked prices on such day. Price information on listed securities is taken from the exchange where the security is primarily traded. Over-the-counter and unlisted securities are valued at the bid price. Short-term investments that have remaining maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of securities for which no quotations are readily available is determined in good faith at fair value using methods determined by the Board of Directors.

     2. FEDERAL INCOME TAXES: It is the Fund's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or repatriated and are accrued when the related income is earned.

     Net capital and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the period from November 1, 2000 to December 31, 2000 the Fund incurred and elected to defer until January 1, 2001 for U.S. Federal income tax purposes net capital and currency losses of approximately $1,156,801.

     At December 31, 2000 the cost of investments and unrealized appreciation (depreciation) of investments for Federal income tax purposes were:


                                                                     NET
       COST            APPRECIATION        (DEPRECIATION)       APPRECIATION
   ------------        ------------        --------------       ------------
   $133,665,456         $18,359,535         $(13,619,649)        $4,739,886


     3. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars quoted by a major U.S. or foreign bank. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of operations arising as a result of changes in the foreign exchange rates from the

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. Pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. Federal income tax purposes.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, dispositions of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Asset and Liabilities. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

     4. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses, when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     5. DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute substantially all of its net investment income annually. Net realized capital gains, if any, will be distributed at least annually by the Fund. All distributions are recorded on ex-dividend date.

     Income and capital gains distributions are determined in accordance with U.S. Federal income tax regulations which may differ from generally accepted accounting principles. Those differences are primarily due to differing book and tax treatments for deferred organization costs, foreign currency transactions, post-October losses and losses due to wash sales transactions.

     Permanent book and tax differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), undistributed realized net gain (loss) and paid in capital. Such adjustments are not included for the purpose of calculating the financial highlights.

     6. ORGANIZATION COSTS: Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

     7. OTHER: Securities transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized according to the effective yield

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

method over their respective lives. Expenses of the Company, which are not directly attributable to a Fund, are allocated among the Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. ADVISORY SERVICES: Prime Lipper Asset Management (the "Adviser") serves as the investment adviser to the Fund. Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser provides investment advisory services for a fee calculated at an annual rate of 1.10% of the Fund's average daily net assets. From time to time, the Adviser may voluntarily waive, for a period of time, all or a portion of the fee to which it is entitled under its Agreement with the Fund. Until further notice, the Adviser has agreed to voluntarily waive fees and reimburse expenses to the extent necessary to maintain an annual operating expense ratio to net assets of not more than the following:


                                                    GROUP RETIREMENT
            PREMIER SHARES        RETAIL SHARES        PLAN SHARES
            --------------        -------------     ----------------
                1.60%                 1.85%               1.85%


     No waivers or reimbursements were received by the Fund for the year ended December 31, 2000.

C. ADMINISTRATIVE SERVICES: Chase Global Funds Services Company, a wholly owned subsidiary of The Chase Manhattan Bank ("Chase"), serves as the Company's administrator (the "Administrator") pursuant to an Administrative Agreement. Under the Administrative Agreement, the Administrator provides administrative, fund accounting, dividend disbursing and transfer agent services to the Company. As compensation for its services, the Company pays the Administrator a monthly fee at the annual rate of 0.20% of the Company's average daily net assets up to and including $200 million; 0.10% of the Company's average daily net assets in excess of $200 million up to and including $400 million; and 0.05% of the Company's average daily net assets in excess of $400 million. The Fund is subject to a minimum annual fee of $70,000 per year. Under a separate agreement, Chase also acts as the Company's custodian for the Fund's assets.

D. DISTRIBUTION SERVICES: Lipper & Company, L.P., an affiliate of the Adviser, serves as the Company's distributor (the "Distributor"). The Distributor is entitled to receive an annual distribution fee payable from the net assets of the Fund's Retail Shares of up to 0.25% of the average daily net assets of such Fund's Retail Shares. The Company has entered into shareholder servicing agreements with respect to the Fund's Group Retirement Plan Shares. Under such servicing agreements, each servicing agent will be entitled to receive from the net assets of the Fund's Group Retirement Plan Shares, an annual servicing fee of up to 0.25% of the average daily net assets of such Fund's Group Retirement Plan Shares for certain support services which supplement the services provided by the Company's administrator and transfer agent.

E. DIRECTORS' FEES: The Company pays each Director who is not a director, officer or employee of the Adviser or any of its affiliates, a fee of $8,000 per annum plus $500 per quarterly meeting attended and reimbursements for expenses incurred in attending Board meetings.

F. PURCHASES AND SALES: For the year ended December 31, 2000, the cost of purchases and proceeds of sales for investment securities other than long-term U.S. Government and short-term securities were:


                 PURCHASES                            SALES
                -----------                        -----------
                $67,475,058                        $55,530,858


     There were no purchases or sales of long-term U.S. Government securities.

G. LIMITED PARTNERSHIP TRANSFER: The Fund was formed as a successor investment vehicle for a limited partnership (the "Partnership") for which the Adviser acted as general partner and investment adviser since inception. On April 1, 1996, the Fund exchanged Premier Shares for portfolio securities of the Partnership (the "Transfer").

                      LIPPER PRIME EUROPE EQUITY FUND(SM)
                   NOTES TO FINANCIAL STATEMENTS--(CONTINUED)

H. CAPITAL STOCK: Capital share transactions for the Fund, by class of shares, were as follows:


                                              YEAR ENDED          YEAR ENDED
                                           DECEMBER 31, 2000   DECEMBER 31, 1999
                                           -----------------   -----------------
PREMIER SHARES:
  Issued--Regular ........................     1,544,063           3,609,486
        --Distributions Reinvested .......     1,481,219             822,415
  Redeemed ...............................    (1,406,372)         (3,213,911)
                                              ----------          ----------
      Net Increase .......................     1,618,910           1,217,990
                                              ----------          ----------
RETAIL SHARES:
  Issued--Regular ........................       158,386             171,205
        --Distributions Reinvested .......        46,652              20,569
  Redeemed ...............................      (126,189)            (80,434)
                                              ----------          ----------
      Net Increase .......................        78,849             111,340
                                              ----------          ----------
GROUP RETIREMENT PLAN SHARES:
  Issued--Regular ........................       195,615             102,735
        --Distributions Reinvested .......        40,488              17,437
  Redeemed ...............................      (106,044)            (65,181)
                                              ----------          ----------
      Net Increase .......................       130,059              54,991
                                              ----------          ----------


I. OTHER: At December 31, 2000, the percentage of total shares outstanding held by record shareholders owning 10% or greater of the aggregate total shares for the Fund was as follows:


                                                                 PERCENTAGE
                                             NUMBER OF            OWNERSHIP
                                           SHAREHOLDERS           OF CLASS
                                           ------------          ----------
     Premier Shares ......................       1                  11.7%
     Retail Shares .......................       1                  11.0%
     Group Retirement Shares .............       4                  98.9%


     From time to time, the Fund may have a concentration of several shareholders which may include affiliates of The Lipper Funds, Inc. holding a significant percentage of shares outstanding.

     Transactions by shareholders holding a significant ownership percentage of the Fund can have an impact on other shareholders of the Fund.

     The Company has a $20 million line of credit with The Chase Manhattan which is available to meet temporary cash needs of the company. The company pays a commitment fee for this line of credit.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Lipper Prime Europe Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Lipper Prime Europe Equity Fund (one of the Funds constituting The Lipper Funds, Inc., hereinafter referred to as the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York 10036
February 9, 2001

================================================================================

                   FEDERAL INCOME TAX INFORMATION (UNAUDITED)

     Lipper Prime Europe Equity Fund hereby designates $17,711,892 as 20% long-term capital gain dividends for the purpose of the dividend paid deduction on the Fund's Federal income tax return.

     Foreign taxes paid during the year ended December 31, 2000, amounting to $260,130 for the Lipper Prime Europe Equity Fund, are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV. In addition, for the year ended December 31, 2000, gross income derived from sources within foreign countries amounted to $2,243,674 for Lipper Prime Europe Equity Fund.

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


           INVESTMENT ADVISER:         PRIME LIPPER ASSET  MANAGEMENT

           ADMINISTRATOR  AND          CHASE GLOBAL FUNDS
           TRANSFER AGENT:             SERVICES COMPANY

           DISTRIBUTOR:                LIPPER & COMPANY, L.P.

           CUSTODIAN:                  THE CHASE MANHATTAN BANK

           LEGAL COUNSEL:              SIMPSON THACHER & BARTLETT

           INDEPENDENT ACCOUNTANTS:    PRICEWATERHOUSECOOPERS LLP

           BOARD OF DIRECTORS:         KENNETH LIPPER
                                       -----------------------------------
                                       CHAIRMAN OF THE BOARD AND PRESIDENT
                                         The Lipper Funds, Inc.
                                       CHAIRMAN OF THE BOARD, CHIEF
                                       EXECUTIVE OFFICER AND PRESIDENT
                                         Lipper & Company

                                       ABRAHAM BIDERMAN
                                       -----------------------------------
                                       EXECUTIVE VICE PRESIDENT
                                       SECRETARY AND TREASURER
                                         The Lipper Funds, Inc.
                                       EXECUTIVE VICE PRESIDENT
                                         Lipper & Company

                                       STANLEY BREZENOFF
                                       -----------------------------------
                                       CHIEF EXECUTIVE OFFICER
                                         Maimonides Medical Center

                                       MARTIN MALTZ
                                       -----------------------------------
                                       PRINCIPAL SCIENTIST
                                         Xerox Corporation

                                       IRWIN RUSSELL
                                       -----------------------------------
                                       ATTORNEY
                                         Law Offices of Irwin E. Russell
                                       DIRECTOR
                                         The Walt Disney Company

           TICKER SYMBOLS:
             PREMIER SHARES:                 LPEEX
             RETAIL SHARES:                  LPERX
             GROUP RETIREMENT PLAN SHARES:   LPEGX

           For more complete information concerning The Lipper Funds, including a prospectus, please call 1-800-LIPPER9, visit The Lipper Funds' internet site at www.lipper.com, or send an electronic request to the following e-mail address: lipper.funds@lipper.com.

           European investments involve currency and other risks, which may include political and market risks. Please read the prospectus carefully before investing.

           Lipper & Company, L.P., Distributor. The Lipper Funds(SM) and Lipper Prime Europe Equity Fund(SM) are not affiliated with Lipper Inc.

           (C) 2001 Lipper & Company, All rights reserved. LIPPER, LIPPER & COMPANY, THE LIPPER FUNDS and LIPPERPRIME EUROPE EQUITY FUND are trademarks &/or service marks of Lipper & Company, Inc.